Exhibit 10.4

PHARMACEUTICAL
MANUFACTURING AND

SUPPLY AGREEMENT

Dated:  January 8, 2010

By and Between

DSM PHARMACEUTICALS, INC.

Greenville, NC

and

AMAG Pharmaceuticals, Inc.

Lexington, MA

PHARMACEUTICAL MANUFACTURING

AND SUPPLY AGREEMENT

By and Between

DSM Pharmaceuticals, Inc. and

AMAG Pharmaceuticals, Inc.

THIS PHARMACEUTICAL MANUFACTURING AND SUPPLY AGREEMENT (this “Agreement”) is made effective as of this 8th day of January 2010 (the “Effective Date”), by and between DSM Pharmaceuticals, Inc., a Delaware corporation with principal place of business at 5900 Martin Luther King Hwy., Greenville, North Carolina 27834  (“DSM”) and AMAG Pharmaceuticals, Inc., a Delaware corporation with principal place of business at 100 Hayden Avenue, Lexington, MA 02421 (“AMAG”);  (each individually a “Party” and collectively the “Parties”).

W I T N E S S:

WHEREAS, AMAG has obtained or seeks to obtain, regulatory approval to market a certain pharmaceutical product in finished dosage form for human use; and

WHEREAS, DSM has the necessary knowledge, professional expertise, facilities, manufacturing authorization, equipment, and trained, competent personnel to manufacture the pharmaceutical product for AMAG; and

WHEREAS, AMAG desires to establish DSM as a manufacturer of the pharmaceutical product and DSM desires to perform such services and to manufacture such product for AMAG, all on the terms and conditions set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein, the Parties agree as follows:

ARTICLE 1:               DEFINITIONS

The following terms, whether used in the singular or plural, shall have the meanings assigned to them below for purposes of this Agreement:

1.1           Acquisition Cost.  “Acquisition Cost” shall mean the actual invoiced price paid by either Party to any Third Party, including without limitation shipping and handling costs and customs duties, in connection with the acquisition of Active Pharmaceutical Ingredients, Excipients, packaging or other materials utilized in the production of Product hereunder.

1.2           Active Pharmaceutical Ingredients/API.  “Active Pharmaceutical Ingredients” or “API” shall mean the active pharmaceutical ingredients for each Product to be manufactured hereunder, as set forth in ANNEX 1, including the specifications and the analytical methodology related thereto, as such specifications may be amended from time to time by mutual agreement of the Parties.

1.3           Affiliate.  “Affiliate” shall mean any corporation or non-corporate entity which directly or indirectly controls, is controlled by, or is under common control with a Party.  A corporation or non-corporate entity shall be regarded as in control of another corporation if it owns or directly or indirectly controls at least fifty percent (50%) of the voting stock of the other corporation; or (a) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation or (b) in the case of a non-corporate entity, the power to direct or cause the direction of the management and policies of such corporation or non-corporate entity, as applicable.

1.4           AMAG’s Regulatory Documentation. “AMAG’s Regulatory Documentation” shall mean documentation which AMAG has filed with regulatory authorities relating to the formulation of the Product, and any supplements to such documentation as may be filed during the term hereof, including the NDA.

1.5           Batch.  “Batch” shall have the same meaning as Lot.

1.6           Cancelled Production Fee.  “Cancelled Production Fee” shall have the meaning set forth in Section4.4.3.

1.7           CGMP.  “CGMP” means the then-current standards for the manufacture of pharmaceutical products, pursuant to (a) the FD&C Act (21 U.S.C. 321 et seq.); (b) relevant United States regulations in Title 21 of the United States Code of Federal Regulations (including Parts 11, 210, and 211); (c) EC Directive 2003/94 EC of October 8, 2003; (d) the EC Guide to Good Manufacturing Practice for Medicinal Intermediate Products; (e) International Conference on Harmonization (ICH) ICH Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients; and (f) all additional United States, European Union or ICH Regulatory Authority documents or regulations that replace, amend, modify, supplant or complement any of the foregoing.

1.8           Commercial Product.  “Commercial Product” shall mean Product supplied hereunder intended for commercial sale and/or human use.

1.9           Confidential Information.  “Confidential Information” shall have the meaning set forth in Section 14.1.

1.10         Contract Year.  “Contract Year” shall refer to the period of twelve (12) successive months commencing on January 1 and continuing through December 31, and each successive twelve (12) month period thereafter during the term of this Agreement, except that the initial Contract Year shall begin on the Effective Date and end on December 31, 2010.

1.11         Delivery Date.  “Delivery Date” shall mean a date for which delivery of Product is stated in a Purchase Order.

1.12         Designated Vendors.  “Designated Vendors” shall have the meaning set forth in Section 4.4.

1.13         Developments.  “Developments” means any and all inventions, discoveries, know-how, information, data, writings, and other Intellectual Property, in any form whatsoever, both tangible and intangible, developed by DSM solely or jointly with AMAG in the course of performing activities under this Agreement.

1.14         Development Product.  “Development Product” shall mean Product not intended for commercial sale.

1.15         Effective Date.  “Effective Date” shall mean the date appearing at the beginning of this Agreement.

1.16         Excipients.  “Excipients” shall mean the raw materials, other than Active Pharmaceutical Ingredients and packaging, required to manufacture each Product in accordance with the Product Specifications, as such Excipients are listed in ANNEX 1 for each Product to be manufactured hereunder, including the specifications and the analytical methodology related thereto, as such specifications may be amended from time to time by mutual agreement of the Parties.

1.17         Facility. “Facility” means DSM’s facility at 5900 Martin Luther King Hwy., Greenville NC 27834 or such other facilities as agreed upon in writing by the Parties

1.18         FD&C Act.  “FD&C Act” shall mean the United States Federal Food, Drug and Cosmetic Act, as amended.

1.19         FDA.  “FDA” shall mean the United States Food and Drug Administration, or any successor entity.

1.20         Firm Purchase Commitment.  “Firm Purchase Commitment” shall mean the obligation of DSM to supply and of AMAG to purchase, the quantities forecasted by AMAG in accordance with Section 6.2 hereinafter.

1.21         Information.  “Information” shall mean all information, results, and data, including but not limited to product specifications, data, inventions, know-how, formulations, discoveries, improvements, processes, methods, protocols, techniques, product concepts, sample materials, business and technical information, financial data, and deal terms, and/or other documents containing information and related data, and any assay control, regulatory, and any other test results or information, regulatory, manufacturing, financial and commercial information or data, whether in written form or disclosed orally, visually and/or in another tangible form.

1.22         Initial Term.  “Initial Term” shall have the meaning set forth in Section 11.1 hereof.

1.23         Intellectual Property.  “Intellectual Property” shall mean any inventions, discoveries, patents, patent applications, technology, know-how, trade secrets, trademarks, information,

data, writings, and other property in any form whatsoever which are owned by or licensed to either Party and which are utilized by either Party hereunder.

1.24         Lot.  “Lot” shall mean any of the following:  (a) a development/clinical trial lot of Product; (b) a Validation Lot; or (c) with respect to Commercial Product, any size lot mutually agreed upon by the Parties and stated in ANNEX 1.

1.25         Manufacturing Approval.  “Manufacturing Approval” shall mean approval granted by FDA or other applicable regulatory authority for the jurisdiction in which the Product will be produced, used, or sold authorizing DSM as a qualified and valid manufacturing source of the Product for AMAG.

1.26         Monthly Forecast.  “Monthly Forecast” shall have the meaning set forth in Section 6.1 hereof.

1.27         NDA or ANDA.  “NDA” shall mean New Drug Application for the Product, as filed with the FDA; “ANDA” shall mean the Abbreviated New Drug Application for the Product, as filed with the FDA, whichever is applicable.

1.28         Packaging Specifications.  “Packaging Specifications” shall mean the packaging and labeling specifications for the Product to be attached hereto as ANNEX 1 and made a part hereof, as such specifications may be amended from time to time by mutual agreement of the Parties.

1.29         Party.  “Party” or “Parties” shall refer to either DSM or AMAG, or both, as the context so requires.

1.30         Product.  “Product” shall mean the product which DSM agrees to manufacture, and AMAG agrees to purchase hereunder, as more fully described in ANNEX 1.

1.31         Product Approval.  “Product Approval” shall mean marketing approval granted by FDA of AMAG’s New Drug Application (“NDA” or “ANDA”).

1.32         Product Price.  “Product Price” shall mean the Commercial Product price set forth in ANNEX 1 attached hereto and made a part hereof, as such price may be amended from time to time in accordance with this Agreement.

1.33         Product Specifications.  “Product Specifications” shall mean the specifications for the Product to be manufactured hereunder, as referenced in ANNEX 1 and made a part hereof, as determined in accordance with the analytical methodology agreed upon by the Parties, as such specifications may be amended from time to time by mutual agreement of the Parties, including without limitation such amendments as may be required to obtain Product Approval.

1.34         Purchase Order.  “Purchase Order” shall have the meaning set forth in Section 7.1.

1.35         Quality Agreement.  “Quality Agreement” shall mean the Quality Agreement, as further defined in Section 5.7, which shall be substantially in the form of ANNEX 3 hereto.

1.36         Regulatory Authority.  “Regulatory Authority” means the FDA in the United States, or the equivalent regulatory authority or entity having the responsibility, jurisdiction, and authority to approve the manufacture, use, importation, packaging, labeling, marketing and sale of pharmaceutical products in any other country or regulatory jurisdiction.

1.37         SKU.  “SKU” shall refer to individual stock keeping units of each Product hereunder.

1.38         Specifications.  “Specifications” shall mean the Product Specifications and the Packaging Specifications.

1.39         Territory.  “Territory” shall mean the United States of America, and its territories and possessions, countries comprising the European Union and any additional countries as to which the Parties may agree with respect to any Product to be manufactured and supplied hereunder.

1.40         Third Party.  “Third Party” or “Third Parties” shall mean any Party other than AMAG, DSM their respective Affiliates, or their respective assigns or successors to the extent permitted hereunder.

1.41         Unit.  “Unit” shall mean a unit of Product listed in Annex 1.

1.42         Validation Activities.  “Validation Activities” shall mean those activities to be performed by DSM prior to the manufacture of Commercial Product including, but not limited to, process qualification of content uniformity, analytical testing, preparation of validation technical reports, cleaning validation, manufacturing and testing of Validation Lots.

1.43         Validation Lots.  “Validation Lots” for a dosage form shall mean shall mean the initial number of Lots, which shall be at least three (3) Lots or such additional Lots as mutually agreed, of the Product which are manufactured by DSM during the course of the Validation Activities.

ARTICLE 2:               TRANSFER AND DEVELOPMENT SERVICES; SALE AND PURCHASE OF PRODUCT

2.1           Agreement to Purchase and Sell.  During each Contract Year throughout the term of this Agreement, DSM agrees to manufacture at the Facility and supply to AMAG, and AMAG agrees to purchase from DSM, the manufacturing and related services for the supply of Product for sale and/or distribution within the Territory, in accordance with the terms and subject to the conditions of this Agreement, including the ANNEXs hereto.

2.2           Transfer and Development Services.  The Parties agree that DSM will perform certain development and transfer services for AMAG (the “Services”) as more fully described in ANNEX 5, the Memorandum of Agreement for Pharmaceutical Development/Transfer Services, dated June 23, 2009, attached hereto and incorporated herein by reference.  ANNEX 5 may be amended by mutual agreement of the Parties to change, extend, or expand the scope of Services set forth therein.

2.3           Product Specifications.  Product Specifications and other information shall be set forth in ANNEX 1 attached to this Agreement and shall include or clearly reference, as applicable, (i) the Product Specifications, (ii) the Active Pharmaceutical Ingredients and specifications thereof; (iii) the Excipients and specifications thereof; (iv) the Packaging Specifications; (v) the Product Price; (vi) any special equipment required to be purchased to manufacture the Product pursuant to Section 4.1; (vii) lead times for Purchase Orders and inventories; (viii) maximum quantities (as applicable); and (ix) any special requirements for the procurement of API and/or Excipients.

2.4           Firm Purchase Commitment.  AMAG’s only obligation to purchase, and DSM’s only obligation to sell, shall be those quantities referenced in the Firm Purchase Commitment in Section 6.2.

2.5           Development.  DSM agrees to supply Product as requested by AMAG for development activities (“Development Product”) in accordance with the prices set forth in ANNEX 1, subject to adjustment as set forth in Section 8.2 hereof.  Any such quantities of Development Product purchased by AMAG from Validation Lots shall be included in the Firm Purchase Commitment for the applicable Contract Year.  Upon DSM’s completion of production of Validation Lots, AMAG shall pay to DSM [***] of the Product Price for such Lots.  The remaining [***] of the Product Price shall be paid to DSM upon shipment of the Product or upon other disposition of the Lots if commercial release is not finalized.

2.6           Disclosure/Development of Health Risk Data.  AMAG agrees to disclose to DSM information which is or becomes known by and available to AMAG regarding health risks involved in manufacturing the Product, including information regarding the specified Active Ingredients, Excipients, and other components supplied by AMAG to DSM.  Such information shall include, without limitation, OSHA required information, information regarding occupational exposure limits, toxicology studies and reports, and other health-related data.  If reasonable industrial hygiene data is not available, DSM and AMAG will cooperate to develop necessary and reasonable data as mutually agreed.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.7           Customs Requirements

2.7.1       C-TPAT Requirements.  For Active Pharmaceutical Ingredients, Excipients, and/or other components supplied to DSM by or on behalf of AMAG which may be subject to import or export, AMAG agrees that vendors and carriers will comply with applicable requirements of the U.S. Customs and Border Protection Service and the Customs Trade Partnership Against Terrorism (“C-TPAT”).

2.7.2       Customs Documentation and Valuations.  For samples, documentation or Product delivered hereunder for export by AMAG, AMAG shall be responsible for arranging customs documentation and valuations directly or indirectly through its designated customs broker.  If AMAG requests, in writing, DSM to assume these responsibilities, DSM shall utilize its designated customs broker and shall state customs valuations which appropriately reflect contract costs.  DSM’s reasonable costs in providing such requested customs services shall be invoiced to, and reimbursed by AMAG.  AMAG shall be responsible for payment of all customs duties and related assessments.

ARTICLE 3:               COORDINATORS; DIVESTMENT

3.1           Appointment of Coordinators.  Within [***] days after the Effective Date hereof, AMAG and DSM shall each appoint an authorized representative and a backup representative (“Coordinators”) for the exchange of all communications, other than legal notices, related to the manufacturing, labeling and packaging of the Product.  Each Party shall provide notice to the other Party as to the name and title of the individuals so appointed.  Each Party may replace its Coordinators at any time for any reason by providing written notice to the other Party in accordance with Section 20.11 hereof.

3.2           Divestment of Products.

3.2.1        If during the term of this Agreement, AMAG elects to assign or otherwise divest to any Third Party its drug rights to any Product (the “Divested Product”) included in this Agreement, AMAG shall so advise DSM promptly following such divestment.  In such event, DSM shall not be required to supply the Divested Product to the designated Third Party for a period of more than [***].  The Third Party shall be responsible for any additional out-of-pocket costs actually incurred by DSM in transferring and supplying Product to such Third Party.  Notwithstanding the foregoing shall not apply to the extent such assignment or divestment results from AMAG’s business combination, re-organization, or merger and acquisition activities.

3.2.2        Subject to Section 3.2.1 above, pending transfer of any Divested Product hereunder to a Third Party, AMAG agrees to be responsible for any Firm Purchase

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Commitments made prior to the date of divestment, which have accrued hereunder in respect of such Divested Product.  AMAG also agrees to be responsible for payment of purchased Product and Regulatory Authority compliance with respect to any Divested Product until such time as AMAG and the Third Party have completed the transfer by formal written assignment.

ARTICLE 4:               EQUIPMENT; API; EXCIPIENTS; ARTWORK

4.1           Equipment.  Equipment owned by DSM and located at the Facility, shall not be dedicated to any single customer, but shall be available for manufacturing of product according to DSM’s manufacturing processes requirements.

4.1.1        AMAG and DSM shall mutually agree on the terms and conditions of any special equipment required to be purchased for the processing of the Product(s).  Equipment which AMAG has agreed to purchase, and for which it shall be financially responsible as to capital modifications, is identified in ANNEX 2 and shall be dedicated to the production of the Product(s).  AMAG may at times authorize DSM, with DSM’s approval, to select and order equipment that will be invoiced directly to AMAG.  Any equipment designated on ANNEX 2 or as separately agreed in writing by the Parties shall be referred to herein as the “AMAG Equipment”; and, from time to time, the parties may amend, update, replace, and/or revise Annex 2 by mutual agreement.  DSM shall be responsible for installing and qualifying at the Facility, any and all new or used equipment, molds, and tooling necessary for the manufacturing, packaging, and labeling of the Product, including the AMAG Equipment.

4.1.2        The AMAG Equipment identified to be purchased by AMAG for the Product and to be installed at DSM is identified in ANNEX 2.  DSM shall obtain AMAG’s prior written approval for all costs and expenses associated with such installation and qualification (including without limitation labor and engineering costs) of such AMAG Equipment and AMAG shall reimburse DSM for all such reasonable and approved costs within [***] days of receiving DSM’s invoice(s) therefore.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.1.3        Title to all AMAG Equipment (including molds and tooling) shall be retained by AMAG, provided that all AMAG Equipment (including molds and tooling) shall remain at the Facility for use by DSM during the term of this Agreement.

4.1.4        DSM shall use the AMAG Equipment for the sole purpose of facilitating DSM’s performance of the Services hereunder.  At all times during the term, DSM shall maintain possession of and direct control over the AMAG Equipment at the Facility, and DSM agrees (a) not to permit the removal of the AMAG Equipment from the Facility without AMAG’s prior written consent; (b) to use the Equipment in accordance with any accompanying documentation and solely for the performance of activities hereunder; (c) not to make any alterations or modifications to the AMAG Equipment without AMAG’s prior written consent; (d) not to remove any proprietary notices or markings on the AMAG Equipment; and (f) not to attempt to assign, pledge, transfer, encumber, or grant any security interest in the AMAG Equipment to any Third Party in any manner whatsoever.

4.1.5        DSM shall keep the AMAG Equipment in good condition and shall be responsible for routine maintenance and servicing of the AMAG Equipment so long as such equipment remains at the Facility.  AMAG shall be responsible for the reasonable cost of non-routine maintenance and servicing of such equipment (such as major repairs and parts replacement).  DSM shall notify AMAG prior to the performance of any non-routine maintenance or servicing, and AMAG shall directly pay or promptly reimburse DSM (as the case may be) for any such maintenance or servicing costs that AMAG has authorized to be incurred and for which it is responsible.

4.1.6        DSM will exercise the same degree of care that it applies to its own equipment, which in no case will be less than reasonable care. DSM hereby assumes and will bear all risk of damage, loss, theft, or destruction of the AMAG Equipment. If the AMAG Equipment is damaged, DSM will repair or restore the AMAG Equipment at its own cost so that the AMAG Equipment is returned to good working order, condition, and repair.  If the AMAG Equipment is lost, stolen, destroyed, or damaged beyond repair, DSM will pay to AMAG the replacement value of the AMAG Equipment. DSM shall allow AMAG to inspect the premises where the AMAG Equipment is located from time to time during reasonable hours after reasonable notice in order to confirm DSM’s compliance with its obligations under this Agreement.  As between DSM and AMAG, AMAG retains sole and exclusive right, title, and ownership of the AMAG Equipment.  THE AMAG EQUIPMENT IS PROVIDED TO DSM ON AN “AS IS” BASIS WITH NO WARRANTIES OF ANY KIND. AMAG HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, QUIET ENJOYMENT, AND ACCURACY.

4.2           Active Pharmaceutical Ingredients and Excipients Supply.

4.2.1        Supply of API, Excipients.  AMAG shall supply Active Pharmaceutical Ingredients meeting the specifications set forth or referenced in ANNEX 1 for performance of the development and transfer Services, and for production of the Product hereunder.  During the term of this Agreement, AMAG shall deliver API to DSM’s delivery site located at 5900 Martin Luther King Hwy, Greenville, NC 27834 (“Delivery Site”).  DSM will supply Excipients and all other materials required to manufacture, test, package, label, and release the Product in accordance with the Firm Purchase Commitment; and such Excipients and other materials shall meet the specifications set forth in ANNEX 1.  Packaging Specifications are also set forth or referenced in ANNEX 1.

4.2.2        Title to API.  AMAG shall retain all rights, title and interest in and to Active Pharmaceutical Ingredients (and any other materials) supplied by AMAG for the production of Product hereunder.

4.2.3        Timely Delivery of API.  In accordance with Section 6.4 hereinafter, AMAG agrees to supply API to DSM on a timely basis, with lead times as set forth in ANNEX 1, so as to enable DSM to receive, inspect, and prepare such API for production according to the schedule established by DSM and provided in advance and in writing to AMAG.  AMAG shall be responsible for any API that does not conform at the time of delivery to DSM to the Specifications applicable thereto and/or production delays directly resulting therefrom.

4.2.4        Consumption/Loss of API.  DSM shall not be responsible for loss of API utilized in the performance of the transfer and development Services except for losses caused by gross negligence or willful misconduct attributable to DSM.  For commercial production, the expected loss (the “Expected Loss”) of finished Product per unit of API utilized in the production of the Product hereunder shall not be more than [***] per Batch.  If the Expected Loss for the first three (3) Validation Lots run under this Agreement is greater than [***], the parties shall then mutually agree upon a revised Expected Loss based upon the average of the actual loss resulting from the [***] completed commercial lot Batches that return an actual loss of not more than [***] and at such time the revised Expected Loss shall be then established and applied against future Batches.  DSM shall provide AMAG with a written report of any production loss of API incurred in connection with the production of each commercial Batch promptly following the delivery of such Batch.  For each Batch, DSM shall be responsible for any loss of API greater than the Expected Loss. Within [***] days from the end of each Contract Year hereunder and subject to Limitations of Liability set forth in Section 5.5, DSM shall reimburse AMAG for any loss of API in

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

excess of the Expected Loss during such Contract Year.  Notwithstanding anything written to the contrary in this Agreement, DSM shall be responsible for API loss in whole-batch quantities only to the extent such loss results from DSM’s gross negligence or willful misconduct.  Further, any consumption or loss of API or Product which exceeds the Expected Loss or the Limitation of Liability set forth in Section 5.5 shall be deemed an incurable material breach by DSM under the Agreement for which AMAG may terminate the Agreement without penalty with [***] days written notice to DSM.

4.2.5        Adventitious Viruses.  For each shipment of API supplied hereunder by AMAG for Products, AMAG or its supplier shall provide a certificate to DSM stating that the API has been tested for contamination and contains no adventitious viruses or other active deleterious substances which could contaminate the processes of DSM.

4.2.6        Reimbursement of Costs.  AMAG further agrees to reimburse DSM for reasonable costs incurred by DSM in decontaminating its production facilities to the extent caused by a contamination solely caused by AMAG’s API.

4.2.7        Latent Defects.  AMAG shall be responsible for all rejected Lots and recall expenses relating to latent defects to the extent caused by AMAG in the API which could not reasonably have been discovered by DSM in the course of inspection and testing of material according to cGMP and applicable SOPs.

4.3           Artwork.  At least [***] prior to the Delivery Date for which new or modified artwork is required, AMAG shall provide at no cost to DSM, final camera ready artwork for all packaging components to be used in the manufacture of the Product, which artwork shall meet the Packaging Specifications.

4.4           Vendors Designated or Contracted By AMAG.   If AMAG elects, at its sole discretion, to require DSM to procure API or Excipients from vendors designated by AMAG which are not approved vendors or otherwise agreed in writing by the Parties (hereinafter, “Designated Vendors”), then AMAG shall so advise DSM in writing, and DSM will establish supply arrangements with such Designated Vendors in accordance with this Section 4.4.

4.4.1        Cooperation on Supply Problems.  DSM shall promptly advise AMAG if it encounters supply problems, including delays and/or delivery of non-conforming products from Designated Vendors; and DSM and AMAG shall cooperate to reduce or eliminate any supply problems from such Designated Vendors.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.4.2        Annual Certification.  AMAG shall be obligated to certify its own Designated Vendors, as specified in the Quality Agreement, on an annual basis, at its expense, and shall annually supply certification to DSM for such Designated Vendors.  If DSM is required to certify such Designated Vendors at AMAG’s request, DSM’s certification expenses shall be reimbursed by AMAG.

4.4.3        Cancelled Production Runs.  If scheduled production runs are required to be cancelled with less than [***] prior notice because a Designated Vendor failed to supply acceptable materials on a timely basis and DSM cannot reasonably accommodate such delay in its manufacturing schedule, or cannot reasonably reschedule without incurring increased costs, AMAG shall be obligated to pay DSM a cancelled production fee (the “Cancelled Production Fee”) equivalent to [***] of the Product Price of the cancelled quantities.

4.4.4        Failed Batches.  If any Batch of Product fails solely because of defects or other non-conformities existing at the time of delivery to DSM in the API supplied by a Designated Vendor, then AMAG shall be obligated to pay DSM a failed Batch fee computed [***] of the Purchase Price of the quantities that would have been produced in the failed Batch but for the Designated Vendor caused defect of the API. DSM shall not proceed with manufacture of any Batch of Product in which DSM reasonably suspects defective or non-conforming API without AMAG’s written authorization.

4.4.5        Rescheduled Runs.  DSM shall not be obligated to re-schedule any production run which is cancelled due to Designated Vendor’s failure to deliver API.  If the production run cannot reasonably be rescheduled, then upon AMAG’s payment of the Cancelled Production Fee, the quantities so cancelled shall be deducted from the Firm Purchase Commitment.  However, if DSM is able to reschedule the cancelled production, then the full Product Price shall be charged for such rescheduled quantities upon completion, and AMAG will be credited the prior payment of the Cancelled Production Fee towards the Product Price for the rescheduled run.

4.4.6        Quality Issues.  AMAG shall be responsible for compensating DSM for all Third Party resources reasonably required to investigate and resolve quality issues arising with the Designated Vendor, as requested in writing by AMAG.

4.4.7        Direct Contracts with Vendor.  If AMAG requires DSM to procure API or Excipients directly from any Designated Vendor, then DSM shall require that such Designated Vendor enter into a supply contract directly with DSM; otherwise, AMAG shall be responsible for the supply of API and other materials to DSM.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.5           Reporting and Audit.  DSM shall provide to AMAG (in a mutually agreeable format) within [***] days after last day of each calendar month (or more often, if requested by AMAG) during the Term and upon expiration or termination of this Agreement, a detailed report which sets forth end-of-month and beginning-of-month inventory levels at DSM’s Facility of API, Product (both Validation Lots and Commercial Product Batches), and AMAG Equipment (collectively “Materials”) including without limitation to the extent applicable:  the Batch/Lot numbers, quantity levels, Product release dates, use/consumption information, and loss levels of such Materials for each periodic report.  Additionally, from time to time, but not more than twice per year, upon AMAG’s prior written request, DSM will provide AMAG and its designated representatives with access to DSM’s facilities during normal business hours at mutually agreed upon times to take physical counts of DSM’s inventory of Materials.

ARTICLE 5:               WARRANTIES; SPECIFICATIONS; QUALITY

5.1           Representations and Warranties Regarding Corporate Authority.

5.1.1       DSM hereby represents and warrants to AMAG that all corporate action on the part of DSM and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of DSM hereunder has been taken.

5.1.2       AMAG hereby represents and warrants to DSM that all requisite action on the part of AMAG and its officers and directors necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of AMAG hereunder has been taken.

5.2           Warranties and Covenants by DSM.

5.2.1       DSM warrants to AMAG that the Product, at the time of sale and shipment to AMAG by DSM, (a) will conform to the Specifications as then in effect and as set forth in the Quality Agreement; (b) will have been manufactured in compliance with all applicable laws and regulations and in accordance with CGMP; and (c) will not be (i)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

adulterated or misbranded by DSM within the meaning of the FD&C Act nor (ii) an article that may not be introduced into interstate commerce under the provisions of Sections 404 or 505 of the FD&C Act.  If AMAG elects to conduct its own Batch record reviews, the remaining shelf life required hereunder shall be correspondingly reduced for the period of time required by AMAG for such review.

5.2.2       DSM warrants to AMAG that all the necessary licenses, permits, consents, approvals and authorizations of all governmental authorities and other persons required to be obtained by DSM in connection with this Agreement has been obtained.

5.2.3       DSM warrants and covenants that it will provide the services hereunder in accordance with high professional standards and in conformance with the terms of this Agreement, including the Quality Agreement;

5.2.4       DSM warrants and covenants that it will not use any employee or consultant that has been debarred or suspended under 21 U.S.C. § 335(a) or (b).  DSM represents that it does not currently have and will not hire, as an officer or an employee any person who has been convicted of a felony under the laws of the United States for conduct relating to the regulation of any drug product under the Federal Food, Drug, and Cosmetic Act.

5.2.5       DSM warrants and covenants to AMAG that DSM will not, in the course of performing the manufacturing obligations hereunder, infringe or misappropriate any intellectual property of any other person.

5.3           Disclaimer by DSM.  DSM expressly disclaims (a) any warranty that the Products (i) will be merchantable, (ii) will be fit for any particular purpose; or (iii) will not violate any intellectual property rights claimed by AMAG but only to the extent that DSM has not breached its obligations under this Agreement; (b) any express or implied warranties of AMAG in connection with the distribution and sale of Product; and (c) any other warranties with respect to the Product, express or implied; in each case above, (a) through (c), except as expressly stated in this Agreement.

5.4           Warranties by AMAG.  AMAG represents and warrants to DSM that (a) the formulation, composition, use, distribution, marketing, and/or sale of the Products by AMAG shall comply with the requirements of applicable laws, and that AMAG will maintain all obligations with respect thereto; (b) that in the event AMAG ships Product outside of the United States, AMAG will comply fully with all export administration and control laws and regulations of the United States government as may be applicable to the export, resale or other disposition of any Products purchased from DSM; and (c) that Active Pharmaceutical Ingredients provided by AMAG meet the applicable Specifications.

5.5           Limitation of Liability.  [***].

5.6           Specification Changes.

5.6.1        If AMAG changes the Specifications, AMAG shall promptly advise DSM in writing of such changes; and if such changes directly impact DSM’s scheduling or costs, DSM shall promptly advise AMAG as to any scheduling and/or price adjustments caused by such changes.  Prior to implementation of such changes, the Parties agree to negotiate in good faith in an attempt to reach agreement on (a) the new price for any Product, if any, which embodies such changes, reflecting any direct increases to DSM in the cost or quantities of materials consumed, provided that the price shall not change more than the direct effect of such changes on DSM’s costs for the Product, and (b) any other amendments to this Agreement which may be necessitated by such changes (i.e., an adjustment to the lead time for Purchase Orders).  In no event shall DSM withhold its consent for any proposed change to the Specifications required by a Regulatory Authority if AMAG agrees to bear the direct cost incurred by DSM necessary to comply with such Specification change.

5.6.2        AMAG agrees to reimburse DSM for the reasonable expenses addressed in the applicable Specification Change amendment and incurred by DSM as a result of such changes, including, but not limited to, reimbursing DSM for its validation and development costs, capital expenditure costs and costs for any packaging components or other materials rendered unusable by AMAG as a result of such changes.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.6.3        If during the term of this Agreement AMAG amends or is required by law to amend the Specifications so as to render the Active Pharmaceutical Ingredients, Excipients and/or packaging components for any Product obsolete, AMAG shall, at AMAG’s option, (a) purchase from DSM, at DSM’s Acquisition Cost, that amount of inventory of Excipients and packaging components so rendered obsolete, or (b) accept DSM’s return of such materials to AMAG and reimburse DSM any restocking fees incurred; and AMAG shall also purchase from DSM, at the applicable Product Price, any amounts of Product ordered under a Firm Purchase Commitment (plus any agreed long lead-time material) which is rendered obsolete.  AMAG shall reimburse DSM for its reasonable shipping and handling costs for returned or destroyed obsolete inventories.

5.6.4        DSM shall not make any change to the Specifications without AMAG’s prior written consent.  Any change to the Specifications requested by DSM that is not the result of a Regulatory Authority requirement, shall be at DSM’s sole expense, unless otherwise agreed upon in writing.

5.7           Quality Agreement.  Promptly following the Effective Date the Parties will enter into a Quality Agreement in substantially the form attached hereto as ANNEX 3 (the “Quality Agreement”).  Notwithstanding anything to the contrary in this Agreement or in any other document or agreement, in the event of a conflict between this Agreement and the Quality Agreement, the Quality Agreement shall govern and control with respect to quality-related matters; and this Agreement shall govern and control with respect to all other matters.

5.8           Duty of Cooperation.  The Parties acknowledge that production of pharmaceutical products is inherently complex and requires close attention to all aspects of the Specifications, Excipients, Active Pharmaceutical Ingredients, production, storage, and shipment (collectively, “Process Requirements”).  The Parties further acknowledge that DSM, as manufacturer of the Products, and AMAG, as distributor of the finished Product, have significant regulatory obligations.  Accordingly, the Parties agree to comply with applicable law as to their respective obligations and to cooperate with each other to maintain regulatory compliance hereunder.  The Parties further agree to notify each other promptly of any known problems with respect to Process Requirements and/or regulatory obligations and to resolve such problems in a prompt and efficient manner so as to permit continued production and shipment of conforming Product, in accordance with all applicable regulatory requirements.  Costs for correction of any such Process Requirements shall be allocated between the Parties in accordance with the respective obligations of the Parties hereunder and the Quality Agreement.  If AMAG elects to delay or cease production of the Product, for any period in excess of [***] and for any reasons (except for delays or cessation of production caused by DSM), it shall promptly notify DSM; and AMAG shall reimburse DSM for DSM’s direct costs incurred directly as a result and to the extent of any such delay, including DSM’s Acquisition Costs for unused inventories of Excipients and Active Pharmaceutical Ingredients.  Such election by AMAG to delay or cease production of Product shall not relieve it from any Firm Purchase Commitment.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 6:               FORECASTS; ORDERS

6.1           Monthly Forecast.  Not later than [***] days after the Manufacturing Approval date, AMAG shall submit to DSM a written non-binding estimate of its monthly requirements for each Product for the succeeding [***] period (the “Monthly Forecast”).  Thereafter, the Monthly Forecast shall be updated monthly on a rolling basis no later than the [***] business day of each month.  Except for any binding portion described below, if DSM is unable to accept (i) quantities stated for any new month in the Monthly Forecast, or (ii) quantities in excess of previously forecasted quantities (collectively, the quantities in (i) and (ii) referred to as “Additional Quantities”), then DSM shall notify AMAG in writing within [***] calendar days after receipt of the Monthly Forecast; otherwise such Additional Quantities shall be deemed to have been approved and accepted by DSM.  The Parties shall negotiate in good faith to resolve any issues in respect of the Additional Quantities which DSM is unable to accept for any month(s) stated in the Monthly forecast, according to DSM’s available capacity.

6.2           Firm Purchase Commitment.  The forecast of the first (1st) [***] months of the Monthly Forecast (i.e., the current month and the next [***] shall always constitute a firm purchase commitment (the “Firm Purchase Commitment”) and a firm obligation of DSM which shall state in detail the quantities of Products ordered and the required delivery dates, and shall be binding on the Parties regarding Products to be purchased.  The forecast for the remaining portion of the Monthly Forecast is for planning purposes only and shall not constitute a commitment to purchase or supply Product.  In the event that AMAG does not ultimately purchase the forecast quantities for each Firm Purchase Commitment period, it shall be obligated to pay to DSM for any deficient quantities on the basis of [***] of the Product Price for those quantities which AMAG failed to purchase during the applicable Firm Purchase Commitment period.  For clarity, unless AMAG delays or cancels any portion of the Firm Purchase Commitment, AMAG shall only be obligated to pay DSM for the Product actually delivered under such Firm Purchase Commitment.

6.3           Materials/Lead Times.  DSM shall have the right as agreed by the Parties, to order API, Excipients, and other materials necessary for the manufacture of Products in accordance with the lead-times set forth in ANNEX 1 hereto. In addition, if due to unanticipated circumstances, such materials require a longer lead-time, DSM shall be entitled to order such materials as it deems appropriate to fulfill its obligations hereunder; provided that DSM shall notify AMAG in writing and obtain AMAG’s written consent before any such order.

6.4           Quantities in Excess of Forecasts.  Should any Purchase Order seek to purchase Product in amounts in excess of [***] of the amounts set forth in the most recent Monthly Forecast provided by AMAG to DSM pursuant to Section 6.1 hereof, or should AMAG desire to increase the amount of Product to be manufactured pursuant to any Purchase Order already submitted, then DSM shall use reasonable commercial efforts to comply with such

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

requested changes; but DSM shall not be liable to AMAG for any inability, despite its reasonable best efforts, to manufacture such excess quantities.

6.5           Zero Quantities.  If AMAG forecasts zero (0) quantities for a period of [***] successive months period during the term of this Agreement (the “Zero Forecast Period”), then DSM shall have the option, at it sole discretion, to provide a [***] day notice to AMAG of DSM’s intention to terminate the contract on a stated day within the Zero Forecast Period; and AMAG shall thereafter have [***] days either (i) to withdraw the zero forecasts and re-submit a reasonable quantity forecast, or (ii) to negotiate other terms and conditions on which this Agreement shall remain in force and effect; otherwise, DSM shall have the right to terminate this Agreement at the end of the thirty-day notice period.

6.6           Force Majeure.  If DSM experiences a Force Majeure Event that prevents DSM from supplying full contract quantities for any period of time, then DSM shall give due notice of such conditions; and upon resumption of its ability to supply, DSM shall supply products to all of its customers, including AMAG, based upon the following priority:

6.6.1           First (1st) priority:  Medical necessity products over non-necessity products;

6.6.2           Second (2nd) priority:  Products where there is no alternative therapy available over products where alternatives are available;

6.6.3           Third (3rd) priority:  Stock out of product over non-stock out of product.

ARTICLE 7:               PURCHASE OF PRODUCT; DELIVERIES

7.1           Purchase Orders.

7.1.1           Except to the extent the Parties may otherwise agree with respect to a particular shipment, all Products shall be ordered by AMAG pursuant to a written Purchase Order (“Purchase Order”), stating the Product, Unit quantities, and Delivery Dates, which shall be sent to DSM not less than [***] days prior to the Delivery Dates specified in such Purchase Orders.  The Purchase Orders shall be consistent with the then-current Firm Purchase Commitment.  Within [***] days after its receipt of each Purchase Order by AMAG hereunder, DSM will acknowledge in writing the receipt of such Purchase Order by providing written confirmation to AMAG.  DSM shall supply the Product(s) in the quantity ordered within [***] days of the Delivery Dates specified in such Purchase Order.

7.1.2           Firm Purchase Commitment Not Affected.  If AMAG requests changes, delays, or cancellation of any Purchase Order, DSM will use reasonable efforts to

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

accommodate such delay or cancellation as reasonably practical, provided that any such requested delay or cancellation shall not reduce or eliminate AMAG’s Firm Purchase Commitment unless otherwise agreed by the Parties or as set forth in this Agreement.

7.1.3        Additional Terms.  Any terms and conditions in any Purchase Order, invoice, or similar document that are in any way inconsistent with the terms and conditions set forth in this Agreement shall have no force or effect between the Parties unless specifically agreed to by the Parties in writing.

7.2           Purchase Quantities.  All Product shall be ordered in Lot sizes or whole multiples thereof.  Each Purchase Order shall specify the quantity of Units of Product being ordered.   Quantities actually shipped pursuant to a given Purchase Order may vary by up to [***] above or below the quantities stated in such Purchase Order; however, AMAG shall only be invoiced for quantities actually delivered.  Notwithstanding the foregoing, any adjustment in quantities delivered under such Purchase Order pursuant to this sub-section 7.2 shall not relieve DSM from its obligations to reimburse AMAG (subject to the terms of this Agreement) for the loss or consumption of API or Product.

7.3           Delivery Terms.  The terms of delivery for the Product shall be F.O.B. the Facility.  Title and risk of loss and/or damage to the Product shall pass to AMAG upon delivery of the Product to the carrier at the Facility.  All Products shall be properly prepared for safe and lawful shipment by DSM; and shall be delivered within [***] of the Delivery Date specified in the applicable Purchase Order; and shall be accompanied by appropriate transportation and other agreed upon documentation.  At least [***] days prior to DSM’s delivery of Product satisfying a particular Purchase Order, DSM will provide to AMAG a delivery confirmation identifying the specific date on which DSM will deliver such Product at the specified destination, which confirmation will set forth the Purchase Order number and DSM’s confirmation number to which that delivery corresponds.  No products of any Third Party shall be shipped with the Products.  At AMAG’s request, DSM will assist AMAG in arranging for appropriate shipment of Product beyond the Facility; costs of DSM’s administrative costs, and shipping and handling costs shall be for AMAG’s account.

7.4           Invoicing.  DSM shall invoice AMAG upon shipment of finished Product in accordance with Section 8.4 hereinafter.  Validation Lots shall be invoiced in accordance with Section 2.5, irrespective of whether or not Product Approval has been granted by the FDA.

7.5           Import and Export Matters.  AMAG will prepare, obtain, and maintain all necessary import and export registrations relating to the Product and the Active Pharmaceutical Ingredients.  AMAG represents and warrants that it will comply with all applicable import and export laws and regulations.  If AMAG elects to export Product for sale and/or marketing within countries outside the Territory, then AMAG shall so advise DSM; and AMAG shall be

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

responsible for providing all necessary compliance information to DSM so that DSM can achieve compliance with the requirements of such additional countries.  Upon achievement of compliance, the definition of Territory, Section 1.39, shall be amended to reflect the addition of other countries; and any additional costs incurred by DSM for registrations, fees, foreign regulatory compliance, and other related costs shall be for AMAG’s account.

ARTICLE 8:               PRICE; PRICE INCREASES; ADDITIONAL PAYMENTS

8.1          Price.  For Product purchased during the Initial Term, AMAG shall pay to DSM the Product Price set forth in ANNEX 1 hereto, subject to adjustment as set forth in Section 8.2 hereof.

8.2          Price Increases.

8.2.1        Designated Vendors.  Any price increase in Excipients as implemented by Designated Vendors shall be passed through directly to AMAG by a corresponding increase in the Product Prices which directly reflects such increase, unless such increases are directly billed by the Designated Vendor to AMAG.  As soon as DSM becomes aware of such price increases from a Designated Vendor, it shall provide notice to AMAG, stating the effective date and the amount of the increase in the Product Price.

8.2.2        Price Adjustment.  The Product Price may be adjusted by DSM as of the beginning of the [***] Contract Year and each Contract Year thereafter by a percentage amount not to exceed the lesser of [***] from the immediately preceding Contract Year and the percentage increase in the Producer Price Index (Pharmaceutical Preparations, PCU #325412, hereinafter referred to as the “PPI”), published by the United States Department of Labor, Bureau of Labor Statistics, or comparable successor index, during the [***] month period ending with the most recent month for which published monthly statistics are available as of the first day of November preceding the new Contract Year.  DSM shall give at [***] days prior written notice of each increase in Product Price.  Increases in the Product Price pursuant to this Section 8.2.1 shall apply to all future Purchase Order received after the [***] day notice period during such Contract Year.  DSM will use its best commercial efforts to (i) keep prices in line with actual increases in cost of materials or (ii) release AMAG from its purchase obligations hereunder.

8.2.3        Compliance with Foreign Regulatory Authorities.  Additional payments or price increases may also be required to comply with regulatory requirements, fees, and other expenses incurred by DSM for importation of Product into additional foreign countries, in accordance with Section 7.5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.2.4        Specification Changes.  The Product Price may also be increased by the agreement of the Parties as a result of Specification changes by AMAG as referenced in Section 5.6.  If the Parties cannot reach agreement on Price changes pursuant to this Section 8.2.4, then the issues in dispute will be submitted for resolution according to Article 19.

8.3          Taxes.  The Product Prices set forth in ANNEX 1 do not include sales, use, consumption, or excise taxes of any taxing authority.  The amount of such taxes, if any, will be added to the Product Prices in effect at the time of shipment thereof and shall be reflected in the invoices submitted to AMAG by DSM pursuant to this Agreement.  AMAG shall pay the amount of such taxes to DSM in accordance with the payment provisions of this Agreement.  The Parties will cooperate and use commercially reasonable efforts to minimize the imposition of sales, excise, and other taxes and government charges on the sale and delivery of Product purchased by AMAG.

8.4          Invoicing; Method of Payment.  At the time of each shipment of Product hereunder, DSM shall invoice AMAG, and AMAG shall pay such invoices within [***] days of receipt of the invoice, except for any such portion of the invoice that is subject to dispute by AMAG.  Undisputed amounts due to and received by a party after the applicable due date shall be subject to interest at the rate of [***] per month following the due date, to date of payment.  All payments due hereunder to DSM shall be sent to DSM at the times set forth herein by check or wire transfer to such accounts as DSM may designate to AMAG in writing from time to time in accordance with Section 20.11 hereof.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.5          Audit.  AMAG shall have the option, on an annual calendar-year basis, to request an audit of any Product prices or other charges invoiced by DSM.  Such audits shall be performed by an independent certified public accountant, mutually agreeable to AMAG and DSM (the “Independent Auditor”), who shall be permitted to review DSM’s records and accounts relating to this Agreement to verify that invoices issued hereunder were correctly prepared.  The Independent Auditor shall only report to AMAG whether the invoices were correctly calculated; and if not, the amount by which the invoices were over-stated or under-stated.  AMAG shall not otherwise have access to the financial records of DSM.  The Independent Auditor shall be subject to the confidentiality provisions set forth in Article 14.  Promptly following the report of the Independent Auditor, any amounts shown to be owed but unpaid will be paid within [***].  Any amounts shown to have been overpaid will be refunded within [***] from the accountant’s report.  AMAG will bear the full cost of such audit unless such audit discloses an overpayment by AMAG of an amount of more than [***], in which case DSM will bear the full cost of such audit.

ARTICLE 9:               RECALLS

9.1           Product recalls and FDA contacts relating to recall of Product shall be the responsibility of, and under the control of, AMAG.  However, in the event that either Party has reason to believe that any Products should be recalled or withdrawn from distribution, such Party shall promptly inform the other in writing prior to taking any such action.  AMAG shall notify the FDA, DEA, and any foreign regulatory agencies of any recall, and shall be responsible for coordinating all necessary activities regarding the action taken.  DSM and AMAG acknowledge that each Party has significant regulatory obligations; and accordingly, each Party shall fully cooperate with the other to complete the recall, and shall thereafter resolve any allocation of liability as may be appropriate in accordance with the terms of this Agreement.

9.2           If any Product is recalled as a result of the supply by DSM of Product that does not conform to the Specifications or other applicable provisions of this Agreement, including non-conformity due to the negligence or willful misconduct of DSM, then subject to Sections 4.2.7 and 5.5, DSM shall reimburse AMAG for its reasonable expenses actually incurred as a result of such recall.  If AMAG elects to utilize a Third Party to conduct a recall, AMAG shall so notify DSM and shall await DSM’s consent, which consent shall not unreasonably be withheld.

9.3           If each Party contributes to the cause for a recall, the expenses actually incurred as a result of such recall will be shared in proportion to each Party’s responsibility.  All other recall costs for the Product shall be at AMAG’s sole expense subject to the other terms of this Agreement.  AMAG shall give DSM prompt written notice of any Product recalls that AMAG believes were caused or may have been caused by DSM’s failure to comply with this Agreement or the Specifications.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.4           AMAG shall maintain records of all sales of Commercial Product and customers sufficient to adequately administer a recall, market withdrawal or correction for a period of two (2)  years (or for a shorter period as may be permitted by applicable law) after termination or expiration of this Agreement.  Subject to Section 9.1, AMAG shall in all events be responsible for conducting any recalls, market withdrawals or corrections with respect to the Product.

9.5           Over-Labeling.  DSM shall not be responsible for reimbursing AMAG for Product recalls which result from over-labeling or re-labeling of Product which is effected by AMAG or any third party, after Product has been delivered by DSM to AMAG.

ARTICLE 10:             VALIDATION; REGULATORY

10.1         Validation.  DSM shall prepare equipment qualification and manufacturing validation procedures, and shall perform qualification of equipment and utilities as well as validation of the manufacturing, packaging and cleaning processes in accordance with such procedures.  The Parties recognize that the Validation Lots are being manufactured in part to validate their manufacturability and conformity to the Specifications.  Therefore, any part of the Validation Lots which the Parties determine does not meet the Specifications shall not be subject to the warranty contained in Section 5.1 hereof or to the claims procedures set forth in Section 12.1 hereof; and, unless the failure of such nonconforming Validation Lot is due to the negligence or fault of DSM, AMAG shall pay DSM the full Product Price for such nonconforming Validation Lots as set forth in Section 8.1 hereof.  AMAG shall not pay DSM for Validation Lots which fail to meet the Specifications due to the fault or negligence of DSM.

10.2         Regulatory.

10.2.1          DSM will provide AMAG with standard regulatory support as identified under the heading “Regulatory Support” in ANNEX 4 attached hereto.  DSM shall also make available to AMAG, at AMAG’s request and expense, additional regulatory consulting services as identified under the heading “Regulatory Consulting” in ANNEX 4 attached hereto.  Regulatory support services, as identified in ANNEX 4, shall be at no additional charge to AMAG; regulatory consulting services shall be billed at DSM’s standard hourly rates and payable pursuant to Section 7.4 of this Agreement.  Additional regulatory services and/or documentation may be provided by DSM, subject to the agreement of the Parties and subject to additional charges.

10.2.2          AMAG shall provide DSM with all documents reasonably requested by DSM relating to the FDA’s pre-approval inspection of the Facility, including, but not limited to, development reports, CMC sections of AMAG’s NDA or other Regulatory Documentation and stability data.  In addition, AMAG shall provide to DSM a copy of AMAG’s annual report filed with the FDA with respect to the manufacture and control of the Product; and AMAG shall take into consideration any DSM comments to such annual report solely to the extent applicable to the manufacture of the Product as performed by DSM.  DSM shall provide comments on the Annual Report to AMAG within three (3) business days after receipt.  Notwithstanding the foregoing or anything in this Agreement to the contrary, AMAG shall be solely responsible for all regulatory filings for the Product, including the CMC regulatory strategy.

10.2.3          DSM will not change or modify any of the master batch records or manufacturing SOPs, or otherwise make any change in the materials, equipment, process or procedures used to manufacture or test any Product in AMAG’s judgment that would require a filing with a Regulatory Authority and/or that would reasonably be expected to or affects DSM’s ability to manufacture the Product in accordance with the Specifications or the terms of this Agreement, without first obtaining AMAG’s prior written approval.  DSM will disclose all proposed changes in such manufacturing and testing materials, equipment, process or procedure to AMAG at a level that would be sufficient to allow AMAG to understand and reproduce such changes and comply with regulatory standards.  If AMAG agrees to allow any such change requiring AMAG’s approval to be implemented, then the Parties will revise manufacturing SOPs, master batch records and the relevant Specifications in writing accordingly, if applicable.

10.2.4          DSM will keep complete, accurate and authentic accounts, notes, data and records pertaining to the manufacture, processing, testing, storage, and delivery/shipment of the Product from the Facility, including without limitation master production and control records in accordance with regulatory standards and with the terms set forth in the Quality Agreement.  DSM will retain such documentation in accordance with DSM’s record retention policy and in accordance with the retention schedule specified in the Quality Agreement, which shall at least be the period required by applicable law.  Electronic records will be backed up and stored at a secure offsite storage facility.

10.3         Analytical and Validation Methodology.  Any analytical and validation methodology supplied by AMAG and required for use by DSM in the production of Product hereunder (i) must be certified by AMAG to be appropriate for the intended use (e.g., cleaning verification, product release, in-process testing, and stability testing), (ii) must be validated per current regulatory guidelines, and (iii) must be readily available to DSM personnel during any regulatory inspection in the DSM site.  Periodic re-certification of methods validations may be required in accordance with CGMP. Required analytical and validation methodology which is not supplied by AMAG (or not previously developed by DSM for AMAG) will be developed by DSM, at AMAG’s expense, according to DSM’s standard rates for development.

10.4         Reference Standards.  Reference standards required for API and key components of the Product which are readily available through the U.S. Pharmacopaeia shall be provided by DSM.  If such reference standards are not readily available or must be made to order, they shall be obtained at AMAG’s expense, including any re-certifications thereof.

10.5         Stability Studies.  DSM shall provide stability studies once per year, per SKU or other approved matrix, at no additional cost to AMAG.  Additional stability studies shall be available to AMAG at DSM’s standard rates.  Upon divestment of any Products hereunder, or upon termination of this Agreement, AMAG shall arrange for transfer of any pending stability studies within [***] following divestment or termination, or, alternatively, AMAG and DSM shall agree on any further costs, terms and conditions, to complete the stability studies at the Facility.

ARTICLE 11:             TERM; TERMINATION

11.1         Term.  Unless sooner terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date and shall continue in force and effect for the third (3rd) anniversary thereof (the “Initial Term”).  Unless otherwise terminated pursuant to the terms hereof, this Agreement shall be automatically renewed for additional two (2) year terms after the end of the Initial Term unless either Party provides written notice of termination to the other at least [***] prior to the end of the Initial Term or any renewal term (“Term”).

11.2         Termination Without Cause.  This Agreement may be terminated at any time upon mutual written agreement between the Parties; or, at any time by AMAG as follows:

11.2.1         Upon [***] written notice to DSM;

11.2.2         Upon [***] written notice to DSM and upon the payment of an early termination fee in the amount of [***]; or,

11.2.3         Upon [***] written notice to DSM and upon the payment of an early termination fee in the amount of [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.3         Termination for Default.  This Agreement may be terminated by either Party in the event of the material breach or default by the other Party of the terms and conditions hereof,  provided that the non-breaching Party shall first give to the defaulting Party written notice of the proposed termination or cancellation of this Agreement, specifying the grounds therefor.  Upon receipt of such notice, the defaulting Party shall have [***] days to respond by curing such default (or [***] business days with respect to a failure by AMAG to pay any amounts hereunder when due); or (other than with respect to AMAG’s failure to pay any amounts hereunder when due) by delivering to the other Party a certificate that such breach is not capable of being cured within such [***] days and that the breaching Party is working diligently to cure such breach; but in no event shall the time period for curing such breach exceed an additional [***] days.  If the breaching Party does not so respond or fails so to work diligently and to cure such breach within the additional time set forth above, then the other Party may either suspend the Agreement indefinitely or terminate the Agreement.  Termination of this Agreement pursuant to this Section 11.1 shall not affect any other rights or remedies which may be available to the non-defaulting Party.

11.4         Bankruptcy; Insolvency.  Either Party may terminate this Agreement upon the occurrence of either of the following:

11.4.1      The entry of a decree or order for relief by a court having jurisdiction in respect of the other Party in an involuntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or under any other applicable federal or state insolvency or other similar law and the continuance of any such decree or order unstayed and in effect for a period of [***]; or

11.4.2      The filing by the other Party of a petition for relief under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state insolvency or other similar law.

11.5         Termination for Zero Forecasts.  This Agreement may also be terminated by DSM in the event of [***] of [***] forecasts by AMAG, in accordance with Section 6.6 above.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.6         Expiration; Termination; Consequences.  Upon termination of this Agreement upon notice by either party prior to the expiration date, DSM shall manufacture and ship, and AMAG shall purchase in accordance with the provisions hereof, any and all quantities of Product ordered by AMAG hereunder prior to the date on which such notice is given; and DSM shall return to AMAG (at a place and time communicated by AMAG) all unused Active Pharmaceutical Ingredients in DSM’s possession which have been provided by AMAG hereunder.  In addition, upon expiration or termination of this Agreement, DSM shall promptly return the AMAG Equipment to AMAG in accordance with AMAG’s instructions and at AMAG’s expense (including the direct and reasonable costs to access and remove such AMAG Equipment and the direct and reasonable costs to restore the portion of the Facility containing such removed equipment to its prior condition, normal wear and tear excluded).  Further upon termination or expiration of this Agreement, each party shall return or destroy the other party’s Confidential Information in accordance with Section 14.5 hereof.

11.7         Purchase of Remaining Inventories.  In addition, upon expiration or termination of this Agreement, AMAG shall purchase from DSM (i) at DSM’s Acquisition Cost [***] stocking and administrative fees, all Excipients, packaging and other materials acquired by DSM hereunder in reasonable reliance upon AMAG’s forecasts (except in the event of any termination by AMAG due to DSM’s breach, in which case stocking and administrative fees will not be due), (ii) all work-in-progress for the Product at DSM’s cost, and (iii) all other finished Product then in DSM’s possession; and (iv) AMAG shall compensate DSM for all other uncancellable commitments to Third Parties made by DSM to satisfy existing Purchase Orders, in each case based upon the Firm Purchase Commitment including any long lead-time materials.  Notwithstanding the foregoing, if any cancellation penalty amount is less than an actual expense for such commitment (including restocking fees for returnable materials), AMAG shall be required to reimburse DSM solely for the amount of the cancellation penalty rather than for the applicable expense.

11.8         Upon expiration or termination of this Agreement, the obligations of confidentiality and restrictions on use of Confidential Information under Article 14 hereof shall survive for the period provided therein.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 12:             CLAIMS

12.1         Claims.

12.1.1              In the event that any of the Product delivered to AMAG shall, upon visual inspection, fail to conform to the Product Specifications, AMAG shall reject such Product by giving written notice to DSM within [***] days after AMAG’s receipt of such Product and all associated quality assurance documents, including, without limitation, the certificate of analysis.  AMAG shall give notice of any defect not discovered during the incoming visual inspection promptly after its discovery.  If, after AMAG’s initial acceptance or deemed acceptance of a delivery of Product ordered by AMAG, AMAG determines that any such quantity of Product delivered hereunder is defective, DSM will cooperate fully with any subsequent investigation AMAG may conduct and will engage in good faith discussions with AMAG to determine the cause of the defect.  If AMAG reasonably determines that the defect could not have been reasonably determined by AMAG’s release testing, or otherwise was caused by the negligence or intentional misconduct of DSM or its agent, then AMAG may revoke its acceptance with respect to such quantity of defective Product by providing written notice to DSM of such revocation.  For clarity, the Parties agree that AMAG will not apply any change in Specifications retroactively.

12.1.2              For any claim relating to the container or container closure system for Products utilizing glass containers packaged by DSM, AMAG shall make the subject vials available to DSM for analysis.

12.1.3              Any notice given hereunder shall specify the manner in which the Product fails to meet such warranty or the Specifications.  If it is determined by agreement of the Parties (or in the absence of agreement of the Parties, by a mutually acceptable independent laboratory or consultant whose fees shall be paid by the non-prevailing Party), that the nonconformity is due to damage to the Product caused by AMAG or its agents, then DSM shall have no liability to AMAG with respect thereto.  If the nonconformity is otherwise caused by DSM’s breach of this Agreement, negligence or willful misconduct, then DSM shall credit AMAG’s account for the price invoiced for such nonconforming Product as well as the Acquisition Costs (or, if applicable, pre-agreed designated costs) of the Active Pharmaceutical Ingredients and any other materials supplied by AMAG to DSM hereunder which were used in such nonconforming Product, together with all out-of-pocket expenses (including, without limitation, all shipping charges) associated with the purchase and return of the Product.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12.1.4            In the event of any payment by AMAG for any non-conforming Product, DSM shall, at AMAG’s option, (i) apply such excess against future orders; (ii) offset the amount thereof against other amounts then due DSM hereunder; (iii) replace such nonconforming Product with conforming Product at no additional cost to AMAG; or (iv) refund such credit amount to AMAG.

12.1.5            If DSM disagrees with AMAG’s determination that certain quantities of Product delivered by DSM are defective Product, the Parties will first use good faith efforts to resolve such dispute within [***] of AMAG’s notice provided under this Article 12.  If the Parties are unable to resolve such dispute within such [***] period, a sample of such Product will be submitted to a mutually acceptable Third Party testing service.  Such Third Party testing service will determine whether the Product meets the applicable Specifications and/or otherwise is defective, and the Parties agree that such testing service’s determination will be final and determinative.  The Party against whom the Third Party laboratory rules will bear all costs of the Third Party testing.

12.2        Waiver of Claims.  Claims regarding shipment quantities and invoiced amounts shall be provided to a party within [***] following the date of the subject invoice.

12.3        Disposition of Nonconforming Product.  In any case where AMAG expects to make a claim against DSM with respect to damaged or otherwise nonconforming Product, AMAG shall use reasonable efforts not to dispose of such Product without written authorization and instructions of DSM either to dispose of the Product or to return the Product to DSM.

12.4        Product Holds/Rejects.  DSM will notify AMAG in writing of Product holds and/or rejects that may have an impact on the manufacturing process and that may require AMAG approval prior to resolution.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 13:           INDEMNIFICATION OF THIRD PARTY CLAIMS

13.1        Indemnification by AMAG.  AMAG shall indemnify, defend and hold DSM, its Affiliates and their respective directors, officers, employees, agents, successors and assigns, harmless from and against any damages, judgments, claims, suits, actions, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) to the extent arising out of or in connection with (a) any Third Party claim of illness, injury, or death caused solely by the use of any Product manufactured by DSM hereunder in accordance with the Specifications; (b) any claim by any employee of DSM, its subcontractors, or any third party of illness, injury or death arising out of AMAG’s failure to inform DSM of health risks pursuant to Section 2.6 above; (c) any proceeding instituted by or on behalf of a Third Party based upon a claim that the manufacture, use or sale of the Product infringes a United States patent or any other proprietary rights claimed by AMAG and utilized by DSM in the production of the Product; or (d) any act or omission of negligence, gross negligence, or willful misconduct by AMAG or its respective directors, officers, employees, agents, or representatives; except in each case to the extent such claims are subject to indemnity by DSM under Section 13.2 below.

13.2        Indemnification by DSM.  DSM shall indemnify, defend and hold AMAG, its Affiliates and their respective directors, officers, employees, agents, successors and assigns harmless from and against any damages, judgments, claims, suits, actions, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) to the extent arising out of or in connection with (a) any Third Party claim of illness, injury or death caused by the use of any Product manufactured by DSM hereunder which does not conform to the Product Specifications; (b) any proceeding instituted by or on behalf of a Third Party based upon a claim that the manufacture of the Product infringes a United States patent or any other proprietary rights (other than patents or rights claimed or supplied by AMAG and not otherwise misused, altered, or misappropriated by DSM); (c) any breach by DSM of any of its obligations or representations and warranties under this Agreement or the Quality Agreement; (d) any defects of any Product that would not have been reasonably discoverable upon inspection by AMAG to the extent due to DSM’s manufacture of the Product; or (e) any act or omission of negligence, gross negligence, or willful misconduct by DSM or its respective directors, officers, employees, agents, or representatives; except in each case to the extent such claims are subject to indemnity by AMAG pursuant to Section 13.1, above.

13.3        Indemnification Procedures.  A Party (the “Indemnitee”) which intends to claim indemnification under this Article 13 shall promptly notify the other Party (the “Indemnitor”) in writing of any action, claim or other matter in respect of which the Indemnitee or any of its Affiliates, or any of their respective directors, officers, employees or agents intend to claim such indemnification; provided, however, the failure to provide such notice within a reasonable period of time shall not relieve the Indemnitor of any of its obligations hereunder except to the extent the Indemnitor is prejudiced by such failure. The Indemnitee, its Affiliates, and their respective directors, officers, employees and agents shall cooperate fully with the Indemnitor and its legal representatives in the investigation, negotiation, compromise, settlement and defense of any action, claim or other matter covered by this indemnification.  The Indemnitor shall be in charge of and control of any such investigation, negotiation, compromise, settlement and defense, and shall have the right to select counsel reasonably satisfactory to the Indemnitee with respect thereto, provided that the Indemnitor shall promptly notify the Indemnitee of all material developments in the matter.  In no event shall the Indemnitee compromise or settle any such matter without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; nor shall the non-consenting Party be bound by any such settlement.  The Indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.  SUBJECT TO SECTION 5.5, THIS SECTION STATES INDEMNITEE’S SOLE AND EXCLUSIVE REMEDY AND INDEMNITOR’S ENTIRE LIABILITY FOR THIRD PARTY INFRINGEMENT CLAIMS.

13.4        Survival of Indemnification Obligations.  The provisions of this Article 13 shall survive the expiration or termination of this Agreement.

ARTICLE 14:           CONFIDENTIALITY

14.1        The Parties acknowledge and agree that all Information disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) pursuant to this Agreement will be the “Confidential Information” of the Disclosing Party and will be subject to the restrictions on disclosure and use set forth in this Article 14.  During the term of this Agreement and for a period of [***] following termination of this Agreement, each of AMAG and DSM agrees that it will keep confidential and will not publish or otherwise disclose to any other person or party, and will not use for any purpose other than as expressly permitted or provided for in this Agreement, any Confidential Information of the other Party.

14.2        The Receiving Party shall limit disclosure of Confidential Information received hereunder from the Disclosing Party to only those officers and employees of the Receiving Party (or its Affiliates’) who are directly concerned with the performance of this Agreement.  Each Party shall advise such officers or employees upon disclosure of any Confidential Information to them of the confidential nature of the Confidential Information and the terms and conditions of this Article 14, and shall use all reasonable safeguards to prevent unauthorized disclosure of the Confidential Information by such officers and employees.

14.3        Both Parties agree that the following shall not be considered Confidential Information subject to this Agreement:

14.3.1         Information that is in the public domain by publication or otherwise, provided that such publication is not in violation of this Agreement or any other confidentiality agreement;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.3.2         Information that the Receiving Party can establish in writing was in the Receiving Party’s possession prior to the time of disclosure by the Disclosing Party and was not acquired, directly or indirectly, from the Disclosing Party;

14.3.3         Information that the Receiving Party lawfully receives from a Third Party; provided, however, that such Third Party was not obligated to hold such information in confidence; and,

14.3.4         Information that, prior to the Disclosing Party’s disclosure thereof, was independently developed by the Receiving Party without reference or access to any Confidential Information as established by appropriate documentation.

14.4        A Receiving Party may disclose Confidential Information of the Disclosing Party to the extent such disclosure:

14.4.1         is reasonably necessary to comply with a valid order by a court, administrative agency, or other tribunal; provided however, that in such case the Receiving Party shall immediately give as much advance notice as feasible to the Disclosing Party to enable the Disclosing Party to exercise its legal rights to prevent and/or limit such disclosure.  In any event, the Receiving Party shall disclose only that portion of the Confidential Information that, in the opinion of the Receiving Party’s legal counsel, is legally required to be disclosed and will exercise reasonable best efforts to ensure that any such information so disclosed will be accorded confidential treatment by said court, administrative agency or tribunal;

14.4.2         is otherwise required by applicable laws, regulations or the rules of any nationally recognized security exchange; provided, however, that the Receiving Party will provide the Disclosing Party with notice of such disclosure in advance thereof to the extent practicable; or

14.4.3         is made by the Receiving Party to the Regulatory Authorities as required in connection with any filing of INDs, BLAs, marketing approval applications, or similar applications or requests for regulatory approvals, or request of any applicable Regulatory Authority; provided, however, that reasonable measures will be taken to assure confidential treatment of such information.

14.5        All Confidential Information shall remain the property of the Disclosing Party.  Upon the termination of this Agreement, or at any time upon the request of the other Party, the Receiving Party shall immediately return or destroy any Confidential Information in the Receiving Party’s possession, custody or control, except that the Receiving Party may keep one (1) copy for archival purposes.  The Disclosing Party’s failure to request the return of Confidential Information shall not relieve the Receiving Party of its confidentiality obligations under this Agreement.

14.6        Each Party acknowledges and expressly agrees that the remedy at law for any breach by it of the terms of this Article 14 shall be inadequate and that the full amount of damages which would result from such breach are not readily susceptible to being measured in monetary terms.  Accordingly, in the event of a breach or threatened breach by either Party of this Article 14, the other Party shall be entitled to immediate injunctive relief prohibiting any such breach and requiring the immediate return of all Confidential Information. The remedies set forth in this Section 14.6 shall be in addition to any other remedies available for any such breach or threatened breach, including the recovery of damages from the breaching Party.

14.7        The terms and conditions of this Agreement, but not the fact of its existence, shall constitute Confidential Information of AMAG, except that either Party may disclose such terms and conditions to its Affiliates in accordance with Section 14.2, 14.4.2, and Article 18 hereof.

ARTICLE 15:           INTELLECTUAL PROPERTY

15.1       Except for any DSM Intellectual Property (defined below), all inventions, improvements or know-how relating to the Product (and all intellectual property rights therein), including without limitation, technical data, trade secrets, chemical structures, protein sequences or formulations related to the Product or other any other compounds or any proprietary research, development, or manufacturing methodologies related to Product or raw materials related thereto, as well as the active ingredients, excipients, the Services, Specifications, and activities hereunder that are conceived, generated, derived, or reduced to practice by either Party (whether solely or jointly with AMAG) (collectively, the “AMAG Developments”), shall be solely and exclusively owned by AMAG.  DSM agrees to assign and hereby assigns to AMAG its rights in and to the AMAG Developments.

15.2       AMAG acknowledges that DSM possesses certain inventions, processes, know-how, trade secrets, improvements, other intellectual properties and other assets (including but not limited to analytical methods, procedures and techniques, procedure manuals, personnel data, financial information, computer technical expertise and software, and certain technical expertise and conceptual expertise in the area of drug processing and manufacturing) which have been independently developed by DSM prior to the date hereof without the benefit of any information provided by AMAG and which relate to its business or operations and not the Product (collectively “DSM Background Technology”).  AMAG and DSM agree that any DSM Background Technology, and any improvements thereto which are made by DSM under or during the term of this Agreement without reference to or inclusion of any Confidential Information or any intellectual property right of AMAG or that claim or cover the Product (collectively the “DSM Intellectual Property”), are the sole and exclusive property of DSM.  DSM shall not include any DSM Background Technology or DSM Intellectual Property in any AMAG Development or other deliverable under this Agreement without the written consent of both parties.  DSM grants to AMAG a non-exclusive, perpetual, irrevocable, worldwide, fully-paid right and license, with the right to sublicense, under the DSM Intellectual Property solely to the extent necessary to use the deliverables or Services and use, sell, or otherwise exploit the Product; provided that such license shall not extend to manufacture the Product by third parties for commercial sale.  If AMAG, in its sole discretion, elects to obtain a license in and to any DSM Intellectual Property or DSM Background Technology (as necessary) for use in commercial manufacturing of the Product, the Parties shall negotiate in good faith to complete a license agreement with appropriate terms and conditions, including royalties, if applicable, for the use of such DSM intellectual property for manufacturing of the Product; however, if the parties do not agree on such license terms within a commercially reasonable period not to exceed [***] then such dispute shall be addressed pursuant to Section 12 to determine the terms of any such license.

15.3       Each Party shall assist (and cause its employees and subcontractors to assist) the other Party, at the assigning Party’s expense, to further evidence, record and perfect the assignments described above.  Each Party hereby designates and appoints the other Party as the agent and attorneys-in-fact to act of the other Party solely for the purposes of filing and executing such documents and to do all other lawfully permitted acts to effect such assignment.

ARTICLE 16:           FORCE MAJEURE

16.1        Effects of Force Majeure.  Neither Party shall be held liable or responsible for failure or delay in fulfilling or performing any of its obligations under this Agreement in case such failure or delay is due to any condition beyond the reasonable control of or not due to the negligence of the affected Party including, without limitation, Acts of God, strikes or other labor disputes, war, riot, earthquake, tornado, hurricane, fire, civil disorder, explosion, accident, flood, sabotage, industry-wide shortages of energy or materials, national defense requirements, or supplier strike, lockout or injunction (a “Force Majeure Event”).  Such excuse shall continue as long as the Force Majeure Event continues, provided, however, that AMAG may cancel without penalty this Agreement or any and all Purchase Orders in the event DSM is unable to fulfill an outstanding Purchase Order within sixty (60) days of its scheduled delivery date due to a Force Majeure Event.  Upon cessation of such Force Majeure Event, such Party shall promptly resume performance on all Purchase Orders which have not been terminated.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.2        Notice of Force Majeure Event.  In the event either Party is delayed or rendered unable to perform due to a Force Majeure Event, the affected Party shall give notice thereof and its expected effect on performance and duration to the other Party promptly (but not longer than five (5) days) after the occurrence of the force majeure event; and thereafter, the obligations of the affected Party will be suspended during the continuance of the Force Majeure Event.  The affected Party shall take commercially reasonable steps to mitigate damages and to remedy the Force Majeure Event with all reasonable dispatch, but such obligation shall not require the settlement of strikes or labor controversies on terms unfavorable to the affected Party.

ARTICLE 17:           LEGAL COMPLIANCE

17.1        Legal Compliance.  Each Party shall comply in all material respects with all federal and state laws and regulations applicable to the conduct of its business pursuant to this Agreement, including, but not limited to, the FD&C Act.

ARTICLE 18:           PRESS RELEASES; USE OF NAMES

18.1        Press Releases.  Any press release, publicity or other form of public disclosure related to this Agreement prepared by one Party shall be submitted to the other Party prior to release for review and approval.

18.2        Use of Names.  Except as expressly provided and except as otherwise required by applicable law, no right is granted pursuant to this Agreement to either Party to use in any manner the trademarks or name of the other Party, or any other trade name, service mark, or trademark owned by or licensed to the other Party in connection with the performance of this Agreement.  Notwithstanding the above, as may be required by applicable law, AMAG, DSM and their Affiliates shall be permitted to use the other Party’s name and to disclose the existence and the non-confidential terms of this Agreement (as reasonably determined by the Party making the following types of filings as described herein) in connection with regulatory submissions or, securities filings, or other public filings.

ARTICLE 19:           DISPUTE RESOLUTION; VENUE

19.1        Arbitration.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either Party’s rights and/or obligations hereunder.  In the event of the occurrence of such a dispute, either Party may, by notice to the other Party, have such dispute referred to their senior officers as may be designated by each Party for attempted resolution by good faith negotiations within [***] days after such notice is received.  In the event the designated officers are not able to resolve such dispute within such [***] period, or such other period of time as the Parties may mutually agree in writing, the Parties, subject to the terms of this section, shall be obligated to submit the dispute to binding arbitration in accordance with the rules of the American Arbitration Association (“AAA”) for commercial arbitration, utilizing a single arbitrator, or if requested by either party, a panel of three (3) arbitrators, mutually agreeable to the Parties.  If the Parties are unable to reach agreement as to one or more of the arbitrators, the arbitrators shall be chosen in accordance with the AAA commercial arbitration rules.  The language of the arbitration will be English.  The arbitrator shall have jurisdiction to hear and rule on pre-hearing disputes and are authorized to hold pre-hearing conferences by telephone or in person, as the Arbitrators deems advisable.  The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.  Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.  The Federal Rules of Evidence shall apply The arbitrator shall resolve any disputes concerning discovery.  The decision of the arbitrator will be final and may not be appealed.  The arbitrator shall not act as amiables composituerus or ex aequo et bono.  The arbitrator shall present a detailed written statement of his or her findings statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded; and the Parties shall be bound thereby.  Either party, upon request at the close of hearing, shall be given leave to file a post-hearing brief.  The time for filing such a brief shall be set by the arbitrator.  Each party shall bear its own attorney’s fees, costs, and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the Arbitrators; provided, that the Arbitrator shall be authorized to determine whether a party is the prevailing party, and if so, to award to that prevailing party reimbursement for its reasonable attorneys’ fees, costs and disbursements (including, for example, expert witness fees and expenses, photocopy charges, travel expenses, etc.), and/or the fees and costs of the Arbitrators.  The arbitrator shall award interest on a money damage award.  Interest shall be calculated at the lesser of one

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

percent (1%) per annum or the highest allowable rate imposed on judgments by the courts of New York.  Notwithstanding anything to the contrary herein, the parties agree that the Arbitrator will have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event will the arbitrator have the authority to make any award that provides for punitive or exemplary damages.  Judgment on the award of the arbitrator may be entered by any court of competent jurisdiction including, but not limit to, any court that has jurisdiction of either of the parties or any of their assets.  By agreeing to this binding arbitration provision, the parties understand that they are waiving certain rights and protections which may otherwise be available if a claim between the parties were determined by litigation in court, including the right to seek or obtain certain types of damages precluded by this provision, the right to a jury trial, certain rights of appeal, and a right to invoke formal rules of procedure and evidence.  Notwithstanding the foregoing, either party, without waiving any remedy under this Agreement, may proceed any time directly to any court of competent jurisdiction to seek protection or enforcement of its rights at law or in equity for intellectual property rights or rights related to confidential information and/or to seek injunctive relief or other equitable relief in aid of any such claim.  The arbitrator will not have the authority to change or revise any decisions made by either Party where, by the terms of this Agreement, such Party had discretion to make such decisions.  The arbitration proceedings and any elements of it (including but not limited to any pleadings, testimony, oral submissions, awards, briefs, or documents or other information submitted, exchanged or disclosed in connection therewith shall be conducted on a confidential basis and in addition to being subject to the requirements of confidentiality as set forth in Article 14 shall not be beyond the arbitrator(s), the Parties, their counsel, and any person necessary to the conduct of the proceedings, except as may be lawfully required in a judicial proceedings relating to the arbitration or otherwise.

19.2        Venue.  The arbitration shall take place in a mutually agreeable location, but if the Parties cannot agree as to the location, the arbitration shall take place in [***].  The arbitrators shall apply the law of the [***] without regard to conflicts of law provisions.

ARTICLE 20:           MISCELLANEOUS

20.1        Independent Contractors.  The relationship between AMAG and DSM is that of independent contractors and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between AMAG and DSM.  Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.2        Assistance from AMAG.  To assist DSM in its performance of this Agreement, AMAG shall provide DSM, in a timely fashion, with all relevant information, documentation and data (including without limitation any information, documentation and data relating to product safety and information, documentation and data, including NDA and/or other Regulatory Documentation numbers, NDC codes, etc., necessary for DSM to drug list the product) which is necessary or appropriate for DSM’s performance hereunder and all of which is subject to the confidentiality requirements of Article 14 above.  In the event AMAG is to review or approve any information, documentation, data or samples prepared or supplied by or on behalf of DSM, it shall use commercially reasonable efforts to complete such review and approval process within [***] business days.

20.3        Insurance.  Each Party shall at all times maintain all necessary insurance coverage with sound and reputable independent insurers at commercially reasonable levels of coverage or shall be self insured having regard to the nature, type, scope and size of the business it conducts and all its respective activities and obligations under this Agreement.  General liability coverage and Product Liability coverage each in the amount of at least [***] shall be maintained by each Party.  Each Party shall, upon reasonable request of the other Party, produce satisfactory evidence that all insurance premiums have been paid and kept up to date and are kept in accordance with local insurance laws or regulations from time to time in force, or shall furnish appropriate certificates of insurance showing proof of coverage.  The insurance coverage may be provided through a combination of primary, excess/umbrella or self-insured retention, and shall not serve to operate as a limitation on the recovery of any claim.  Each Party shall include the other Party as a named insured on its policies of insurance, as the other Party’s interests may be affected pursuant to this Agreement; however in lieu of naming DSM as additional insured on its policies, AMAG may extend the insurance coverage described herein to DSM via its broad form vendor endorsement feature.

20.4        Assignment; Subcontractors.  This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent shall not unreasonably be withheld; provided, that AMAG may assign this Agreement without such consent to its Affiliate, or its successor in interest in connection with any merger, consolidation, or sale of all or substantially all of its assets.  Any permitted assignee shall assume all obligations of its assignor under this Agreement.  No assignment shall relieve either Party of responsibility for the performance of any obligation which accrued prior to the effective date of such assignment.  DSM may, with AMAG’s prior written consent, utilize subcontractors to perform any part of this Agreement.  Any purported assignment in violation of the above restrictions shall be void.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

20.5         Continuing Obligations.  Termination, assignment or expiration of this Agreement shall not relieve either Party from full performance of any obligations incurred prior thereto.

20.6         Waiver.  Neither Party’s waiver of any breach or failure to enforce any of the terms and conditions of this Agreement, at any time, shall in any way affect, limit or waive such Party’s right thereafter to enforce and compel strict compliance with every term and condition of this Agreement.

20.7         Severability.  Each Party hereby expressly agrees that it has no intention to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries; that if any word, sentence, paragraph, clause or combination thereof in this Agreement is found by a court or executive body with judicial powers having jurisdiction over this Agreement or either Party hereto, in a final unappealed order, to be in violation of any such provisions in any country or community or association of countries, such words, sentences, paragraphs, clauses or combination shall be inoperative in such country or community or association of countries and the remainder of this Agreement shall remain binding upon the Parties, so long as enforcement of the remainder does not violate the Parties’ overall intentions in this transaction.

20.8         Headings.  The headings in this Agreement are for convenience of reference only and shall not affect its interpretation.

20.9         Construction.  This Agreement has been jointly prepared on the basis of the mutual understanding of the Parties and shall not be construed against either Party by reason of such Party’s being the drafter hereof or thereof.

20.10       Annexes, Schedules and Attachments.  Any and all annexes, schedules and attachments referred to herein form an integral part of this Agreement and are incorporated into this Agreement by such reference.

20.11       Notices.  All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered personally or sent by (a) registered or certified mail, return receipt requested, (b) a nationally-recognized courier service guaranteeing next-day delivery, charges prepaid or (c) facsimile or electronic mail (with the original promptly sent by any of the foregoing manners; unless receipt of same is otherwise expressly confirmed in writing by the receiving party), and shall be deemed to have been given upon mailing or upon transmission by facsimile, as the case may be.  Any such notices shall be addressed to the receiving Party at such Party’s address set forth below, or at such other address as may from time to time be furnished by similar notice by either Party:

If to DSM:             DSM Pharmaceuticals, Inc.

5900 Martin Luther King Hwy.

Greenville, NC  27834

Attn:  Laura L. Parks, Sr. V. P. Marketing & Sales

e-mail:  laura.parks@dsm.com

If to AMAG:                                                                            AMAG Pharmaceuticals, Inc.

100 Hayden Avenue

Lexington, MA 02421

Attn:

e-mail:

with a copy to:                                                                 AMAG Pharmaceuticals, Inc.

100 Hayden Avenue

Lexington, MA 02421

Attn: General Counsel

e-mail:  jfarmer@amagpharma.com

20.12       Counterparts.  This Agreement and any amendment or supplement hereto may be executed in any number of counterparts and any Party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  The execution of this Agreement and any such amendment or supplement by any Party hereto will not become effective until counterparts hereof have been executed by both Parties hereto.

20.13       Governing Law; Entire Agreement.  The validity, interpretation and performance of this Agreement shall be governed and construed in accordance with the laws of the [***] without regard to the conflicts of laws provisions thereof.  This Agreement constitutes the full understanding of the Parties and a complete and exclusive statement of the terms of their agreement.  No terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Agreement shall be binding unless hereafter made in writing and signed by the Party to be bound.  No modification to this Agreement shall be effected by the acknowledgment or acceptance of any Purchase Order or shipping instruction forms or similar documents containing terms or conditions at variance with or in addition to those set forth herein.

20.14       Annexes.  The following annexes are attached hereto and incorporated herein by reference:

ANNEX 1:  Product Specifications, Pricing, and other Information

ANNEX 2:  Capital Equipment

ANNEX 3:  Quality Agreement

ANNEX 4:  Additional Regulatory Support

ANNEX 5:  Development/Transfer Services

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as of the day and year first above written.

DSM Pharmaceuticals Inc. (“DSM”)

By:	/s/ Hans Engels
Dr. Hans Engels, President & CEO

AMAG Pharmaceuticals, Inc. (“AMAG”)

By:	/s/ Ricardo Zayas

Name:	Ricardo Zayas

Title:	Senior VP of Operations

By:	/s/ David Arkowitz

Name:	David Arkowitz

Title:	CFO

Date:	5/25/10

ANNEX 1:

PRODUCT SPECIFICATIONS, PRICING,

AND OTHER INFORMATION

1.            Product Specifications:  [***]

2.            Active Pharmaceutical Ingredients:  [***]

3.            Excipients:   [***]

4.            Packaging Specifications:  [***]

5.            Product Pricing per vial per Batch:

For the purposes hereunder, a Batch shall mean approximately [***] vials of Packaged Product.

Annual Number of Batches	Price per vial per Batch (“Vial Price”)

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

•                                       For the avoidance of doubt, Vial Prices shall be determined according to each respective tier stated above; aggregate annual Batches shall not affect the respective Vial Prices.

•                                       For Batch orders in excess of [***], the parties will discuss mutually agreeable pricing discounted from the best price listed above.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ANNEX 2:  CAPITAL / EQUIPMENT

ANNEX 3:  QUALITY AGREEMENT

QUALITY AGREEMENT

Date Effective:

By and Between

AMAG Pharmaceuticals, Inc.

100 Hayden Ave

Lexington, MA 02421

(Hereafter called “AMAG”)

Approved by:

AMAG Pharmaceuticals, Inc.

By:
Kevin Giles
Sr. Director, Quality Assurance

Date:

And

DSM Pharmaceuticals, Inc.

5900 Martin Luther King Jr. Highway

Greenville, North Carolina 27834

(Hereafter called “DPI”)

Approved by:

DSM Pharmaceuticals, Inc.

By:
Rob Koger
VP of Quality Operations and Regulatory Affairs

Date:

The Products listed in Manufacturing and/or Supply Agreement (hereafter called the “Product” or “Products”) are subject to the following conditions:

1

TABLE OF CONTENTS

1	PURPOSE	3

2	RELATIONSHIP TO SUPPLY AGREEMENT	3

3	SCOPE	3

4	RESPONSIBILITY	3

5	GMP STANDARDS	4

6	PREMISES	4

7	AUDITS	6

8	REGULATORY AGENCY INSPECTIONS	6

9	DOCUMENTATION/CHANGE MANAGEMENT	7

10	RAW MATERIAL/ PACKAGING COMPONENTS	8

11	LABORATORY ANALYSIS/DOCUMENTATION	9

12	STABILITY	9

13	RETENTION OF SAMPLES	10

14	VALIDATION	10

15	COMPUTER SYSTEMS	11

16	CALIBRATION/PREVENTATIVE MAINTENANCE	11

17	SUBCONTRACTING	11

18	TRAINING / QUALIFICATION	12

19	INVESTIGATIONS	12

20	DOCUMENTATION REVIEW	13

21	PRODUCT DISPOSITION	14

22	STORAGE AND SHIPMENT	15

23	DOCUMENT RETENTION	16

24	REGULATORY	16

25	COMPLAINTS	17

26	RECALLS	18

27	DISPUTE RESOLUTION	19

APPENDIX I: Outline of Responsibilities
APPENDIX II: Contact Information
APPENDIX III: Revision History

2

1                             PURPOSE

This Agreement defines the roles and responsibilities for DPI when providing services and/or Products for AMAG.  This Agreement also defines how the quality departments of DPI and AMAG will interact with each other.  Unless otherwise specified, AMAG refers to AMAG Pharmaceuticals, Inc. and DPI refers to DSM Pharmaceuticals, Inc.

2                             RELATIONSHIP TO SUPPLY AGREEMENT

This Quality Agreement shall be incorporated within and constitute a part of the current manufacturing and supply agreement by and between DPI and AMAG (the “Supply Agreement”).  In the event of inconsistencies between this Quality Agreement and the Supply Agreement, the Supply Agreement shall control except with respect to quality assurance requirements which shall be controlled by this Quality Agreement.

3                             SCOPE

This Quality Agreement covers the quality-related services to be provided by DPI for each Product supplied pursuant to the Supply Agreement (MOA June 23, 2009; Effective July 2, 2009).

4                             RESPONSIBILITY

4.1                       Communication and Implementation.  Responsibility for communication and implementation of this Quality Agreement for AMAG and for DPI rests with the management of each party’s respective Quality departments.  This Agreement is effective upon signature approval of all parties.  The operations for the services and/or Products to be performed by DPI are defined in the Supply Agreement; and quality-related responsibilities are outlined in Appendix I of this Quality Agreement.

4.2                       Amendments.  No changes to the terms of this Agreement may be made unless by written amendment, mutually agreeable to both parties, attached hereto and made a part hereof.  This Quality Agreement shall be amended

3

to include new services and/or Products to be added, or Products to be deleted, all as mutually agreed upon by the parties.  DPI and AMAG contact information may be updated as required by notification to either party. Reference Appendix II.

4.3                       Lifecycle.  This Quality Agreement shall expire upon the expiration or termination of the Supply Agreement, except those obligations, which, by their nature, shall survive the expiration or termination of this Quality Agreement, such as ongoing regulatory requirements set forth in this Quality Agreement, and including, for example, maintaining records and supporting product complaint investigations.

5                            GMP STANDARDS

The services contracted from DPI will comply with applicable domestic and international good manufacturing practices standards (cGMP), as referenced in the Supply Agreement, prior to the submission of the application in the foreign country (such as USP Pharmacopoeia, European Pharmacopoeia, and other relevant international, federal, state, and local laws and regulations).

6                             PREMISES

6.1                       Operations.  DPI will perform required operations for manufacturing activities at its Greenville, North Carolina site.  The premises and equipment used to manufacture the Products will be maintained according to current regulatory requirements and in accordance with the controlled documentation approved by AMAG which is provided to and accepted by DPI.  The manufacture of the Products will be conducted in a suitably controlled environment; and such facilities will be regularly monitored for parameters critical to the process in order to demonstrate and maintain compliance with (i) applicable GMP guidelines and (ii) mutually agreed specifications.

4

6.2                       Controlled Access.  DPI will maintain controlled access to the premises.  All visitors shall comply with applicable access policies, dress code, cell phone usage, security, and safety requirements.

6.3                       Restricted Compounds.  DPI shall provide a prior written notice and evaluation to AMAG when AMAG product run equipment is used to manufacture or package a product containing any of the following compounds (Subsections 6.3.1 — 6.3.8).  The prior notification and evaluation shall provide sufficient information to ensure that proper assessment is completed.  AMAG reserves the right to audit DPI, prior to approving manufacture of restricted compounds. AMAG and DPI shall approve the written assessment prior to producing AMAG Product.

6.3.1             Dihydroergotamine

6.3.2             Penicillins, cephalosporins, and betalactams

6.3.3             Tetracyclines, nitrofurantoin, streptomycin, vancomycin, chloramphenicol, neomycin, polymyxin B, and amphotericin B

6.3.4             All hormone products and derivative

6.3.5             All pesticides, fungicides, and rodenticides

6.3.6             All biological products (as defined in 21 CFR 600.3(h))

6.3.7             All cytotoxic and antineoplastic agents

6.3.8             All compounds classified as Pregnancy Category X using FDA’s Use in-pregnancy rating system, including without limitation FSH/LHRH oligopeptides

5

7                             AUDITS

7.1                       Biennial Audits.  DPI will permit AMAG’s Quality Department to perform a minimum of one (1) standard cGMP biennial compliance audit for the services contracted, upon reasonable notification from AMAG, with actual audit dates subject to mutual agreement with DPI based upon the availability of DPI’s personnel and prior audit commitments.  Such audits shall not exceed [***] business days and shall have no more than [***] auditors.  AMAG representatives will be escorted by DPI personnel at all times and will only have access to the facility and records relating to the services and Products under contract with AMAG.

7.2                       Supplementary Audits.  Notwithstanding the foregoing, DPI will permit AMAG’s Quality Assurance department to conduct additional audits on a date mutually agreed upon by both parties to the extent necessary to address significant product quality or compliance problems.  Significant product quality or compliance problems are defined as having a direct impact on product quality, safety, identity and efficacy. Such audits shall be scheduled promptly after notice from AMAG following a quality or safety occurrence.

7.3                       Report of Findings.  AMAG will provide a written report within [***] calendar days of the audit.  DPI shall formally respond to observations made by AMAG’s representatives on areas requiring corrective action.  DPI’s response will include root cause evaluation, corrective actions, preventative actions, and remedial actions, where appropriate, and shall include a timeline for completion of each action.  The response will be sent to the AMAG auditor within [***] business days of the receipt of the audit report.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6

8                             REGULATORY AGENCY INSPECTIONS

8.1                       Regulatory Actions.  DPI will promptly inform AMAG of any regulatory agency action that specifically affects the contracted services and/or Products to be supplied pursuant to the Supply Agreement.  AMAG will promptly inform DPI of any regulatory agency action that specifically affects the contracted services for all marketed products produced by DPI.

8.2                       Regulatory Inspections.  DPI shall notify AMAG of any regulatory agency inspection specifically impacting the products covered by this Agreement within [***] business days of the initiation of the audit by the regulatory agency.  AMAG reserves the right to be available on site during an agency inspection when the inspection pertains to a AMAG product.  DPI shall respond to the regulatory agency on any AMAG product-specific citations after consultation with AMAG.  DPI will forward all appropriately redacted regulatory agency documentation (e.g., EIR, FDA-483) and responses that pertain to AMAG products to AMAG’s Quality Department within [***] business days of completion of submission.  AMAG shall notify DPI of any regulatory agency inspection specifically impacting the contracted services for all marketed products produced by DPI within [***] business days of the initiation of the audit by the regulatory agency.  DPI reserves the right to present site data and/or procedures upon specific requests regarding DPI responsibilities, at AMAG if requested.

9                             DOCUMENTATION/CHANGE MANAGEMENT

9.1                       AMAG shall not make any changes to DPI-owned or DPI-controlled cGMP documentation without the consent of DPI, in order to ensure that all cGMP documentation, which is maintained at DPI and subject to regulatory review, matches or is consistent with information filed with regulatory authorities.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7

9.2                       All changes to the Product and to related documents shall proceed through a technical and cGMP impact assessment by DPI’s quality and change management personnel.  The documents which (a) contain changes that may affect AMAG’s regulatory submissions or the support system and which (b) have a direct impact on the quality systems affecting AMAG’s Product, will also be reviewed including regulatory impact and approved by AMAG’s quality personnel, prior of change implementation.

10                      RAW MATERIAL/ PACKAGING COMPONENTS

10.1                 DPI shall be responsible for using raw material / packaging components from approved vendors agreed upon by both parties.  AMAG will provide details of any storage and shipping conditions for the raw materials.  Prior to use, all raw material / packaging components must be found to be acceptable against pre-established standards.  Changes to test methods or deviations from existing raw materials, packaging components, packaging component specifications or vendors must be documented and approved by AMAG and DPI in accordance with the requirements of Section 9, above.

10.2                 For vendors designated or utilized by AMAG which are not DPI-approved vendors, AMAG shall be responsible for qualifying such vendors and will provide DPI with a Certificate of Compliance statement for such vendors upon request.  AMAG shall be responsible for ensuring that all raw materials / packaging components and related testing information supplied by AMAG or by its designated vendors for use in manufacture of the Products are in full compliance with the specifications registered.  AMAG shall also forward to DPI a Certificate of Analysis for materials supplied directly by AMAG.

8

11                      LABORATORY ANALYSIS/DOCUMENTATION

11.1                 Methods Validation.  For those analytical methods to be provided by AMAG, AMAG shall be responsible for providing to DPI approved copies of the current and complete regulatory filed analytical methods and supporting validation documentation relating to the Products for application by DPI in the production process, including receipt of API and raw materials, in-process product testing, product batch release, drug and product stability, and cleaning validation.

11.2                 In-Process and Finished Product Testing:  Transfer of Methods.  A method transfer of any test method developed by AMAG will be completed prior to DPI’s dispositioning of Products, utilizing the transferred method(s), for release by AMAG.  AMAG will work collaboratively with DPI to transfer any methods required by DPI.

11.3                 Confirmation of DPI Data.  AMAG may perform testing to confirm the DPI data.  AMAG may perform confirmatory testing during the initial term of this Agreement to validate the DPI data.  Periodically thereafter, AMAG may test material to confirm the DPI data.  Dispute resolutions in conflicting test data will be handled according to the provisions of Section 27.

11.4                 Release Testing.  DPI will provide AMAG with a Certificate of Analysis for testing services performed at DPI.

11.5                 Sterile Products.  DPI will perform sterility and bacterial endotoxin testing on all parenteral products produced within DPI.

12                      STABILITY

In accordance with the Supply Agreement requirements, DPI shall not be responsible for maintaining a routine stability program for the Products, unless written request is provided by AMAG.

9

13                      RETENTION OF SAMPLES

13.1                 Finished Product Samples.  DPI will retain samples of the Products for [***] beyond the expiry period. The amount of the sample to be retained will be at least [***] the quantity required to carry out all of the tests to verify that the material meets its specifications, with exception of sterility and pyrogen testing.

13.2                 Destruction.  DPI will notify AMAG prior to destruction of any product or API at the completion of the retention period.  AMAG may designate materials to be shipped to a designated location beyond the DPI retention period.

14                      VALIDATION

14.1                 Process Validation.  DPI is responsible for ensuring that the manufacturing process is validated.  The validation should ensure, with a high degree of certainty, that the process is capable of consistently achieving the Product’s acceptance criteria.  As part of final process validation and completion of transfer of new product(s) into DPI’s facility, a technical document outlining the development and transfer activities of any specified product(s) into DPI’s facility will be generated and approved by both AMAG and DPI.  This approval shall include Quality representation from both companies.

14.2                 Cleaning Validation.  DPI is responsible for ensuring that adequate cleaning is completed to prevent contamination.  Data should be available to support the campaign of batches of the same product and the type of cleaning that will be performed in between manufacturing of the same product.  AMAG will provide information (i.e. [***], solubility, batch size, fill volume, [***] to establish cleaning limits.

14.3                 Equipment, Computer, Facility, and Utilities Qualification.  DPI is responsible for all equipment, computer, facility, and utility qualification activities associated with the Products.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10

14.4                 Laboratory Qualification.  DPI is responsible for ensuring that all laboratories are in compliance with applicable cGMP guidelines.  If analytical work is performed at DPI, then AMAG will also provide any existing analytical documentation to assist in methods transfer or methods validation.  In addition, if analytical work is not performed at the Greenville site, DPI may elect to perform an audit on vendors to be used for analytical testing.  DPI will be responsible for insuring that any vendor selected by DPI fully complies with cGMP requirements.  Vendors selected by AMAG must be certified by AMAG and acceptable per cGMP.

15                      COMPUTER SYSTEMS

Computer Systems used in the manufacturing, packaging, analytical testing, storage, and release of AMAG Products shall be validated. Where compliance with 21 CFR Part 11, “Electronic Records and Electronic Signatures”, is required, DPI will comply with those regulations.

16                      CALIBRATION/PREVENTATIVE MAINTENANCE

DPI will maintain a calibration and preventative maintenance program to support the manufacturing, testing, packaging and storage of AMAG Products. DPI shall also follow a procedure that documents the actions to be taken in the event of a calibration failure.

17                      SUBCONTRACTING

Any subcontracted laboratory must be approved in writing by AMAG Authorized personnel (this may include an audit) prior to being used by DPI.  DPI shall ensure that the subcontracted laboratory follows the applicable agreements with AMAG.  DPI will obtain written approval from AMAG prior to subcontracting any laboratory

11

for AMAG’s Product.  DPI will audit such subcontractors to determine compliance with cGMP according to DPI’s criteria, which may differ from AMAG’s criteria.  Any discrepancies will be discussed and resolved according to Section 27 of this Quality Agreement.

18                      TRAINING / QUALIFICATION

DPI shall provide a program to assure that all personnel engaged in the manufacturing, packaging, analytical testing, storage, and release testing of AMAG Products have the education, training and experience to properly perform their assigned functions in compliance with cGMP.  Training shall be in the particular operations that the employee performs and in current applicable manufacturing regulations, as they relate to the employee’s functions. Training records for all personnel shall be maintained and made available upon request by AMAG or pursuant to any regulatory review.

19                      INVESTIGATIONS

19.1                 Out of Specification Results (OOS).  DPI is responsible for investigating any testing performed by DPI that is confirmed as a failure to meet Product specifications.  Each investigation will be approved by DPI’s Quality Assurance designee and will follow internal procedures that are in accordance with regulatory guidelines.  Product OOS results will be communicated in writing to AMAG within [***] business hours of obtaining results.

19.2                 Manufacturing Deviations.  Any deviation from the process during manufacture, and any confirmed Product OOS result shall be documented by DPI.  DPI will notify AMAG within [***] business hours if any problems are

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

12

discovered that may impact Product batches previously shipped in order to assure that regulatory reporting guidelines may be met.  Deviations will require review and approval by AMAG and DPI Quality Assurance personnel.  A list of all investigations and all deviations will be provided to AMAG with the Release Documentation package provided to AMAG.  A copy of any final investigation report will be included in the Release Documentation package provided to AMAG.  DPI will notify AMAG in the event that a Product or customer provided material will be rejected.

20                      DOCUMENTATION REVIEW

20.1                 DPI will provide a standard Certificate of Analysis indicating the test results performed by DPI well as a signed Certificate of Compliance confirming that the Products have been manufactured, tested, and stored according to the requirements of the Master Production Record and cGMP criteria.  Initially, DPI will provide complete copies to AMAG (for review and approval) of the batch documentation (Manufacturing Work Order, Filling Work Order and Packaging Work Order) for all validation and clinical trial material. Upon AMAG notification of batch review approval, DPI will release the batch making product available to AMAG. This process will also occur for the first [***] commercial batches produced for AMAG.

After the initial [***] commercial batches, DPI will be considered for reduced record review.  Terms of this program will be approved by AMAG and DPI and documented in writing. Changes to the release process for commercial batches may occur at any time with written agreement from both DPI and AMAG.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13

20.2                 AMAG shall review and approve all product specific documents associated with the production of the product which includes process protocols and reports.

21               PRODUCT DISPOSITION

Release to commerce, shipment, and further distribution of the Products, once dispositioned by DPI for release, is the responsibility of AMAG’s quality department.  DPI will release the product for shipment if all pre-defined release criteria are met.  In the event that an intermediate product is to be shipped to AMAG for further processing, DPI will release coded product for shipment if all pre-defined intermediate release criteria are met.  In such cases, further release to commerce of the finished product shall be the responsibility of AMAG.  AMAG’s release to commerce shall be based on regulatory product approval, AMAG’s internal procedures, the full document package provided by DPI, and completion of any release testing required by AMAG Quality for its internal release criteria.  AMAG may, at its own discretion, reject a batch which DPI has dispositioned as satisfactory.  However, the decision to reject shall not be based on a discrepancy between AMAG and DPI’s methodologies.  Any problem discovered by AMAG likely to cause rejection of the approved Products will be communicated to DPI within [***] days from receipt of the full release documentation package.  Any disputes between the parties with respect to rejection of Product shall be resolved in accordance with Section 27 hereinafter.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14

22                      STORAGE AND SHIPMENT

22.1                 Storage.  DPI will store the Products under conditions specified by product label requirements as supplied by AMAG.  DPI will ensure that during storage before shipping of the Products, appropriate controls are in place to ensure that there is no interference, theft, product contamination, or mixture with any other products or materials.  AMAG will provide details of any labeling requirements, container sealing and integrity, and storage and shipping conditions for the Products.

22.2                 Packaging and Labeling for Transit.  The Products will be labeled and packaged for transit pursuant to instructions timely provided to DPI in writing by AMAG and complying with cGMP and other applicable regulations (e.g., OSHA, DEA, DOT).

22.3                 Shipment of Product to AMAG.  DPI will ship to the designated locations.  DPI will not ship any product that is under quarantine unless according to controlled procedures which fully comply with regulatory requirements and which are mutually agreeable between DPI and AMAG.  In the event that AMAG requests DPI to ship product in quarantine, then AMAG shall supply DPI with a written certification stating, “Product will not be released to commerce until fully released.”  AMAG may request shipment in quarantine for further processing, pending adverse weather events, in support of launch activities or other mutually agreed upon situations.

15

23               DOCUMENT RETENTION

DPI will retain, at a minimum, batch production records for the Products and materials for [***] from manufacture of each batch.  Validation records may need to be held for longer than [***], considering the Product life cycle.  DPI will retain batch records for the expiry date of the Clinical Trial Materials for a maximum of [***] unless notified of a shorter retention period by AMAG, but at a maximum of [***] past the stop use date.  DPI will notify AMAG prior to destruction of any records at the completion of the retention period.  AMAG may designate documents to be shipped to a designated location beyond the DPI retention period.

24               REGULATORY

24.1                 Regulatory filings.  AMAG is responsible for ensuring all appropriate regulatory filings and import/export documentation are filed with regulatory agencies prior to shipment/human administration.  AMAG will provide notification of the applicable product registration to support operational changes as defined in Section 9.

24.2                 Registration/Drug Listing.  DPI is responsible for registering the facilities with the FDA and to maintain the registration form such that it is readily available for FDA inspection.  DPI is responsible for drug listing as the manufacturer of the Products for AMAG, while AMAG is responsible for drug listing as the distributor of the Products.  AMAG will provide DPI with all required information needed to register the Products with FDA.  AMAG will notify DPI of changes in the countries of market and scheduled Product launch, where applicable.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16

24.3                 Annual Product Review.  DPI, as required by cGMP’s and applicable regulations, will prepare Annual Product Reviews (APR).  The APR shall include, at a minimum, the following from the APR review period: status of batches processed, trending of product investigations, trending of complaints, status of stability studies maintained by DPI, status of change controls with validation activities, statistical trending of the finished product test results performed by DPI, and a summary report of the product retain review.  The report shall be provided to AMAG [***] days after the APR review period.  DPI and AMAG will mutually agree upon the APR review period and subsequent changes may be implemented by written notification agreeable to both Quality Department representative.

24.4                 Annual Report.  AMAG is responsible for preparing any Annual Report as required by applicable regulations, including 21 CFR 312.33, 314.81, and/or 601.12.  AMAG will notify DPI as to the approval date of the regulatory license.  At least [***] calendar days before the Annual Report due date, AMAG shall request in writing from DPI the chemistry, manufacturing, and controls data required for submission of the Annual Report.  DPI will provide the requested information to AMAG within [***] days of the closing date of the annual report period.

25               COMPLAINTS

AMAG is responsible for receiving all product complaints and requesting investigation by DPI, when applicable.  All complaints received by DPI directly from a complainant (e.g. secondary packaging contractors, consumer, pharmacist, etc.) will be forwarded to AMAG within [***] business days.  AMAG will formally notify DPI of any complaint potentially related to manufacturing or packaging processes performed by DPI requiring investigation.  Notification is required to contain the following information for DPI to initiate a complaint investigation: product(s) impacted including name and strength, lot number (if available), description of the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17

complaint, source of the complaint, and date of discovery.  Upon receipt of the complaint notice, DPI will perform the investigation following internal procedures that are in accordance with regulatory guidelines.  AMAG and DPI can mutually agree to expedite complaint investigations in the event of potential regulatory-related actions or other agreed upon investigational situations.  Any regulatory reporting surrounding product complaints, such as Adverse Event reporting, is the sole responsibility of AMAG.  AMAG is also responsible for reporting to DPI in a timely manner any regulatory actions that may be initiated in response to a product complaint associated with the manufacturing or packaging of the product by DPI.

26                      RECALLS

AMAG, with data and assistance provided by DPI, is responsible for filing Field Alerts and initiating product recalls due to any defect considered sufficiently serious.  AMAG will provide DPI with a copy of any regulatory correspondence related to field alerts or recalls.  In the event that DPI has reason to believe that any Products should be recalled or withdrawn from distribution, DPI shall promptly inform AMAG in writing prior to taking any such action.  AMAG shall notify the FDA, DEA, and any foreign regulatory agencies of any recall, and shall be responsible for coordinating all necessary activities regarding the action taken.  AMAG acknowledges and understands that DPI, as manufacturer of the Product, has significant regulatory obligations if there are any indications that recall or withdrawal would be necessary.  DPI has the responsibility to notify appropriate regulatory agencies if patient safety may be at risk as a result of a released batch being found to not meet failed specifications or whose safety, quality, identity, potency or purity (SQIPP) are in question as a result of a deviation. Accordingly, DPI and AMAG agree to cooperate fully regarding any proposed recall, product withdrawal, or field correction; and the Parties agree to keep each other advised, and to exchange copies of such documentation as may be required, to assure regulatory compliance.

18

27                      DISPUTE RESOLUTION

In the event that a dispute arises between DPI and AMAG regarding the nonconformity of a batch of the Products or regarding other matters, the senior management of the quality departments from both companies shall in good faith promptly attempt to resolve disputed issues.  If the parties cannot reach agreement, the matter shall be resolved in accordance with dispute resolution provisions of the Supply Agreement.  DPI shall be responsible for determining when a batch of Product is suitable for release to AMAG; and AMAG may only dispute a batch of Product after DPI has released the product to AMAG.  Financial liability shall be determined according to the Supply Agreement.

* * *

19

APPENDIX I:  Outline of Responsibilities

Function	DPI	AMAG
Manufacturing	X
In-process testing (physical, chemical, microbial)		X
FP testing — physical, chemical, microbial		X
FP testing- sterility	X
FP release		X
Distribution		X
FP retains	X
FP stability		X
C of A	X
Batch record review/signoff	X	X
Investigations and Non-conformances	X	X
Complaint receipts		X
Complaint investigations	X	X
Adverse event reports		X
Field alert reports		X
Recalls		X
Customer returns		X
Raw material (active) orders	X
Raw material (active) testing and release	X
Raw material (inactives/printed packaging Materials) orders	X
Raw material (inactives/printed packaging Materials) tests	X
Raw material (inactives/printed packaging Materials) release	X
Supplier audits (active)	X	X
Supplier audits (inactives/printed packaging Materials)	X
Maintenance of vendor lists	X
Notice of proposed changes	X	X
Document / Process change control	X	X
Annual product review	X
Annual Product Report		X
Protocols (product specific)	X	X

20

APPENDIX II: Contact Information

AMAG Key Contacts

NAME	TITLE	CONTACT NUMBERS	RESPONSIBILITY
[***]	[***]	[***]	[***]

DPI Key Contacts

NAME	TITLE	CONTACT NUMBERS	RESPONSIBILITY
[***]	[***]	[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

21

APPENDIX III: Revision History

Version	Revisons/Changes
New	None

22

ANNEX 4:  REGULATORY SUPPORT

AMAG is responsible for submitting the registration package for regulatory agency approval within a mutually agreed time from receipt of the package from DSM (data only package).  DSM will provide standard regulatory support for Product to include:

•                  Annual product review (APR)

•                  Maintenance of site Drug Master Files as required to support Product production facilities

•                  Regulatory agency hosting for inspections

AMAG is financially responsible for all non-standard regulatory support that DSM may provide upon AMAG’s request; provided that DSM has presented AMAG with written proposal including costs and fees for the requested non-standard regulatory support and obtained express written consent from AMAG for said proposal.

ANNEX 5:  DEVELOPMENT / TRANSFER SERVICES

DSM Pharmaceuticals, Inc.

MEMORANDUM OF AGREEMENT

FOR

PHARMACEUTICAL DEVELOPMENT / TRANSFER SERVICES

THIS MEMORANDUM OF AGREEMENT (this “MOA”), dated this 23rd day of June, 2009, is intended to state certain initial agreements between DSM Pharmaceuticals, Inc., 5900 Martin Luther King Hwy., Greenville NC 27834 (“DSM”), AMAG Pharmaceuticals, Inc., 100 Hayden Avenue, Lexington, MA 02421.  (“AMAG”) (each individually a “Party” and collectively, the “Parties), with respect to the proposed commercial production of AMAG’s drug product candidate, ferumoxytol (the “Product”) at DSM’s Greenville, NC facility.

1.                                 Scope and Purpose.  This MOA is intended to permit work to begin promptly on the due diligence, preliminary production preparation and validation of the manufacturing of Product while the Definitive Agreements, as referenced in Paragraph 4 hereinafter, are negotiated and finalized.  The Parties agree that under the terms of this MOA that DSM will perform certain services for AMAG (the “Services”) as and to the extent described in Schedule A attached hereto and incorporated herein by reference.  The Services to be performed under this MOA during the pendency of the Definitive Agreements may be modified or limited by AMAG by written notice to DSM prior to DSM’s commencement of any such Services.  Further, Schedule A may be amended by mutual agreement of the Parties to change, extend, or expand the scope of Services set forth therein.  Subject to the terms of this MOA, DSM is authorized to purchase the equipment (the “AMAG Equipment”) listed in Schedule A which is specially required for the performance of the Services.  AMAG will authorize purchase of items of AMAG Equipment according to a Purchase Order or other written confirmation from AMAG to DSM; and shall reimburse DSM for its reasonable costs for the purchase and installation of such AMAG Equipment; provided such costs are approved in writing by AMAG in advance of DSM’s incurrence of such costs.

2.                     Equipment.  As between DSM and AMAG, AMAG retains sole and exclusive right, title, and ownership of the AMAG Equipment.  Notwithstanding the foregoing sentence, DSM hereby assumes and will bear all risk of damage, loss, theft, or destruction of the AMAG Equipment.  DSM will exercise the same degree of care that it applies to its own equipment, which in no case will be less than reasonable care. DSM shall use the AMAG Equipment for the sole purpose of facilitating DSM’s performance of the Services.   At all times during the term of this MOA, DSM shall maintain possession of and direct control over the AMAG Equipment at the Facility, and (a) not to permit the removal of the AMAG Equipment from the Facility without AMAG’s prior written consent; (b) to use the Equipment in accordance with any accompanying documentation and solely for the performance of the Services hereunder; (c) not to make any alterations or modifications to the AMAG Equipment without AMAG’s prior written consent; (d) not to remove any proprietary notices or markings on the AMAG Equipment; and (f) not to attempt to assign, pledge, transfer, encumber, or grant any security interest in the AMAG Equipment to any third party in any manner whatsoever.  DSM shall allow AMAG to inspect the premises where the AMAG Equipment is located from time to time during reasonable hours after reasonable notice in order to confirm DSM’s compliance with its obligations under this MOA.  THE AMAG EQUIPMENT IS PROVIDED TO DSM ON AN “AS IS” BASIS WITH NO WARRANTIES OF ANY KIND. AMAG HEREBY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, QUIET ENJOYMENT, AND ACCURACY.

3.                                 Cost of Services.  The cost of the Services is stated in Schedule A for the tasks set forth in Schedule A and the anticipated cost of chemicals and materials as mutually agreed.  Unless otherwise agreed, Active Pharmaceutical Ingredients to be used hereunder shall be procured by AMAG and provided by AMAG to DSM at AMAG’s sole expense.

4.                                 Definitive Agreement.  If DSM and AMAG mutually agree to go forward, after undertaking the Services, the Parties will prepare and negotiate in good faith one or more definitive agreements (the “Definitive Agreements”) as may be appropriate to the transactions contemplated herein, consistent with Schedule A.  Definitive Agreements may include a Pharmaceutical Development Agreement, a Manufacturing and Supply Agreement, Confidentiality Agreement, and a Quality Agreement (if product for human use will be manufactured).  Until such Definitive Agreements are signed, DSM shall continue the Services hereunder according to the terms of this MOA; provided that the terms and conditions of the Services shall be governed by the Definitive Agreement in the event such agreement is executed by the Parties.

2

5.                     Confidentiality.    The parties agree that the terms and conditions of that certain Mutual Confidentiality Agreement between the parties dated [***] (“CDA”), which are hereby incorporated herein by reference, will govern Confidential Information (as defined in the CDA) disclosed by either Party under this MOA.  The parties agree that the non-use and non-disclosure obligations set forth in the CDA as incorporated herein will apply during the Term and for [***] thereafter.  For purposes of this MOA the term “Purpose” as defined in the CDA will include use for the purpose of performing each Party’s obligations under this Agreement.

Confidentiality of Agreement.  Neither Party may disclose the terms and conditions of this MOA to any third party (other than its attorneys, accountants, and other professional advisors under a duty of confidentiality) without the prior consent of the other Party except (a) as may be required by law, a court order, or a governmental agency with competent jurisdiction, provided that before making such a disclosure the Party making the disclosure first notifies the other Party to give the other Party an opportunity to limit such disclosure or seek a protective order and (b) to potential investors, lenders, purchasers of the Party’s business, merger parties, and underwriters in connection with future financings, loan transactions, acquisitions, mergers, or public offerings, provided that such persons or entities agree in writing to keep the terms and conditions of this MOA confidential.

6.                     [Intentionally Omitted]

7.                                 Expenses, Payments.  Each Party shall bear its own costs in connection with the negotiations and preparations pursuant to this MOA and any Definitive Agreements.  DSM and AMAG agree that DSM shall initiate, as soon as reasonably possible, the work described in Schedule A attached to this MOA and incorporated herein by reference; and AMAG further agrees to reimburse DSM, but only up to the amount of the Initial Payment (as defined below), for the expenses set forth in Schedule A as DSM may incur such expenses in the performance of the Services.  For purposes of funding such work, AMAG agrees to pay DSM and initial payment not to exceed [***] (“Initial Payment”).  The Initial Payment shall be paid in two installments of [***] within [***] days of the signing of this MOA and the balance within [***] days from completion of the Services.  Any amount due in excess of the Initial Payment shall be mutually agreed by written amendment to this MOA.  In the event that this MOA is terminated and no Definitive Agreement is signed by DSM and AMAG, DSM will refund to AMAG any unused portion of (i) the Initial Payment; or, (ii) any other

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

amounts paid to DSM.  Subject to the terms of this MOA, if AMAG authorizes DSM to purchase any Equipment pursuant to Paragraph 1, above, AMAG shall reimburse DSM for such Equipment according to DSM’s invoice to AMAG.  All payments due hereunder shall be invoiced to AMAG by DSM on a net, [***] day basis from receipt of invoice; however in no event shall AMAG’s payment obligations under this MOA exceed [***].

8.                                 Limitation of Liability.  [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

9.                                 Termination.  This MOA shall terminate as follows:

(a)                      At any time by AMAG upon [***] days notice to DSM.

(b)                     By mutual written agreement of the Parties.

(c)                      Upon completion and signing of the applicable Definitive Agreement(s) as mutually agreed upon by the Parties, unless such Definitive Agreement(s) expressly provides that this MOA shall continue in force and effect until the Services are completed.

(d)                     Upon completion of the Services required hereunder unless the Parties mutually agree to extend this MOA.

(e)                      Obligations at Termination.  Upon termination of this MOA, neither Party shall have any further rights against or obligations to the other hereunder except for the obligations of:  (i) confidentiality set forth in Paragraph, (ii) intellectual property rights set forth in Section 10; (iii) the obligation of AMAG to reimburse DSM for the Services completed by DSM and any Equipment purchased by DSM at AMAG’s request, subject to the terms of this MOA, (iv) DSM to refund to AMAG any unused portion of the Initial Payment pursuant to Paragraph 7 after all pre-approved expenses have been incurred and paid, subject to any adjustment in Services pursuant to Paragraph 1;, (v) DSM to deliver to AMAG all deliverables and other work product completed at such time; and (vi) DSM to convey clear and marketable title of the AMAG Equipment to AMAG (and provide a bill of sale or other supporting documentation as AMAG may reasonably request) and to deliver to AMAG at a U.S. location to be designated by AMAG the Equipment in good working condition (absent normal wear and tear).

10.               Intellectual Property.

a.               All inventions, data and information (including, without limitation, all inventions, improvements, trade secrets, trademarks, derivatives, processes, or know-how relating to the Product, or any pharmaceutical ingredients or other materials related thereto) and all intellectual property rights therein that are conceived, generated, derived, or reduced to practice by DSM hereunder, solely or jointly with AMAG (other than any DSM Intellectual Property as defined below) (collectively, the “AMAG Developments”), shall be solely and exclusively owned by AMAG; and DSM agrees to assign and hereby assigns to AMAG its rights in and to the AMAG Developments.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

b.              For purposes of this Section 10, “DSM Intellectual Property” means all inventions, data and information and all intellectual property rights therein that are conceived, generated, derived, or reduced to practice by DSM hereunder, solely or jointly with AMAG that are (i) improvements or modifications of any DSM owned intellectual property rights relating non —product specific drug processing and manufacturing and (ii)independently developed by DSM without access to or use of AMAG Developments, AMAG Confidential Information, or other AMAG intellectual property provided to DSM.  DSM hereby grants, and agrees to grant, AMAG an irrevocable, fully-transferrable (with the right to grant sublicenses through one or more tiers), perpetual, non-exclusive, fully paid, worldwide right and license in and to any DSM Intellectual Property solely for the use, development, or non-commercial manufacture of the Product or use of any deliverable provided by DSM hereunder.  If AMAG, in its sole discretion, elects to purchase a license in and to any DSM Intellectual Property for use in commercial activities, the Parties shall negotiate in good faith to complete a license agreement with appropriate terms and conditions, including royalties, if applicable and agreed upon, for the use of such DSM Intellectual Property for manufacturing at any AMAG or third party site, or for the commercial manufacture or sale of the Product at terms no less favorable than those DSM extends to its most favored licensees.

11.                           Force Majeure.  Neither Party shall be held liable or responsible for any loss or damages resulting from any delay in its performance due hereunder (other than the payment of funds due hereunder) caused by the occurrence of any condition beyond the reasonable control of the affected Party including, without limitation, Acts of God, strikes or other labor disputes, war, riot, earthquake, tornado, hurricane, fire, civil disorder, explosion, accident, flood, sabotage, lack of or inability to obtain adequate fuel, power, materials, labor, containers, transportation, compliance with governmental requests, laws, rules, regulations, orders or actions; inability despite good faith efforts to renew operating permits or licenses from local, state or federal governmental authorities; national defense requirements; or supplier strike, lockout or injunction.  In the event either Party is delayed or rendered unable to perform due to Force Majeure, the affected Party shall give prompt notice of the conditions and the expected duration to the other Party promptly after the occurrence of the cause relied upon, and upon the giving of such notice the obligations of the Party giving the notice will be suspended during the continuance of the Force Majeure.

6

12.                           Dispute Resolution.  The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this MOA which relates to either Party’s rights and/or obligations hereunder.  In the event of the occurrence of such a dispute, either Party may, by notice to the other Party, have such dispute referred to their senior officers as may be designated by each Party for attempted resolution by good faith negotiations within [***] days after such notice is received.  In the event the designated officers are not able to resolve such dispute within such [***] day period, or such other period of time as the Parties may mutually agree in writing, the Parties shall be obligated to submit the dispute to binding arbitration in accordance with the rules of the American Arbitration Association (“AAA”) for commercial arbitration, utilizing one (1) arbitrator (unless the Parties agree on an arbitration tribunal of three (3)) mutually agreeable to the Parties.  If the Parties are unable to reach agreement as to one or more of the arbitrators, the arbitrators shall be chosen in accordance with the AAA commercial arbitration rules.  The Federal Rules of Evidence shall apply.  The arbitrator shall resolve any disputes concerning discovery.  The decision of the arbitrator will be final and may not be appealed.  The arbitrator shall not act as amiables composituerus or ex aequo et bono.  The arbitrator shall present a detailed written statement of his or her findings statement of decision describing the essential findings and conclusions on which the award is based, including the calculation of any damages awarded; and the Parties shall be bound thereby. The proceedings shall be conducted in English and be held in [***] (unless another venue is otherwise agreed to in writing by the parties).  Each Party shall be subject to the personal jurisdiction of the courts located in [***] and waives the right to asset lack of personal jurisdiction in any legal proceeding.  Notwithstanding the foregoing, either Party, without waiving any remedy under this Agreement, may proceed any time directly to any court of competent jurisdiction to seek protection or enforcement of its rights at law or in equity for intellectual property rights or rights related to confidential information and/or to seek injunctive relief or other equitable relief in aid of any such claim.  The arbitrators shall present a detailed written statement of their findings; and the Parties shall be bound thereby.  The arbitration proceedings and any documents or other information disclosed in connection therewith shall be subject to the requirements of confidentiality as set forth in Article 5.

13.                           Governing Law.  This MOA shall be governed by and construed in accordance with the laws of the State of [***], without reference to principles of conflicts of law.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7

14.               Miscellaneous.

a.               Press Releases.  Any press release, publicity or other form of public writtendisclosure related to this MOA prepared by one Party shall be submitted to the other Party prior to release for review and approval.

b.              Use of Names.  Except as expressly provided and except as otherwise required by applicable law, no right is granted pursuant to this Agreement to either Party to use in any manner the trademarks or name of the other Party, or any other trade name, service mark, or trademark owned by or licensed to the other Party in connection with the performance of this Agreement.  Notwithstanding the above, as may be required by applicable law, AMAG, DSM and their Affiliates shall be permitted to use the other Party’s name and to disclose the existence and the non-confidential terms of this Agreement in connection with regulatory submissions or, securities filings, or other public filings.

[Signatures on following page]

8

IN WITNESS WHEREOF, the Parties have signed this Memorandum of Agreement by and through their authorized representatives, effective as of the date first set forth above.

DSM Pharmaceuticals, Inc.

By:	/s/ Laura Parks
Laura Parks
Sr. Vice President, Marketing and Sales

AMAG Pharmaceuticals, Inc.

By:	/s/ David Arkowitz
Name/Title:	David Arkowitz/CFO
Date:	7/2/09

SCHEDULE A:

Scope and Assumptions for Pharmaceutical Development

Or Technology Transfer

Of AMAG’s Product

(See attached Proposal dated June 22, 2009)

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1